UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

30 June

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX	FGNTX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	—	NGJFX	NGJIX	NGJTX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX	NRITX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX	FRYTX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen LLC. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012. For the Nuveen Global Real Estate Securities Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2018, along with Scott C. Sedlak. For the Nuveen Real Asset Income Fund, both Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak and Sarah Wade joined the team as portfolio managers in 2011 and 2017, respectively.

Effective January 26, 2018, the Nuveen Fund Board approved an investment policy change for the Nuveen Real Asset Income Fund that allows investment of up to 5% in real assets-related senior loans.

Effective August 21, 2018 (subsequent to the close of the reporting period), the Nuveen Global Infrastructure Fund and the Nuveen Global Real Estate Securities Fund have a primary benchmark change and the Nuveen Real Asset Income Fund has a secondary benchmark change. The benchmark changes reflect a change from the gross total return (“TR”) version of the Fund’s index to the net total return (“NR”) of the same index. The current total return methodology assumes full reinvestment of dividends the Funds earn on non-U.S. equities with no tax withheld. The proposed net return methodology withholds taxes on foreign dividends according to rates set by each foreign country. The proposed changes better reflect the actual foreign dividend withholding taxes incurred by the Funds, which impacts Fund performance.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month and/or abbreviated reporting period ended June 30, 2018.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month period ended June 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index TR (Total Return), the new primary benchmark, the S&P Global Infrastructure Index NR (Net Return) and the Lipper classification average during the six-month reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the six-month reporting period, the global infrastructure sector experienced weakness with the segment returning -3.06% as measured by the S&P Global Infrastructure Index TR, underperforming domestic equities by more than 5%. The segment also fell short of global equities, as measured by the MSCI All Country World Index, by more than 3%. The long-dated nature of many of the contracts and concession agreements that govern infrastructure company revenues makes their cash flow streams more visible, which provides defensive characteristics relative to broader equities. However, this same factor also makes infrastructure companies more sensitive to interest rate increases. Rates rose somewhat quickly in the first few months of the reporting period, putting downward pressure on stock prices within the infrastructure group. In the second half of the reporting period, rates were relatively stable and infrastructure regained some of the ground it had lost versus broader global equities.

Within the benchmark index, master limited partnerships (MLPs) and rail holdings were the only sectors that posted positive absolute returns for the reporting period. MLPs recorded solid gains as the segment finally benefited from the strong price advance for crude oil. Earlier in 2018, MLPs were adversely impacted by a ruling by the Federal Energy Regulatory Commission (FERC) stating that their “cost of service” calculations, meaning the allowable return granted for interstate pipeline systems, was no longer going to include an income tax allowance. However, in the second half of the reporting period, the market was attracted to compelling valuations, strengthening fundamentals and a strong commodity market and looked past the regulatory decision, causing the MLP space to rally. Meanwhile, the rail sector performed well because the segment had stronger underlying fundamentals and was more tied to an improving economy, which helped offset the impact of rising rates. The weakest areas within the benchmark index included the diversified infrastructure and ports sectors. The diversified infrastructure sector fell approximately 34% due to issues surrounding Macquarie Infrastructure Corporation. Macquarie Infrastructure was the only benchmark constituent in this sector until partway through the reporting period. Ports, especially Chinese ports, seemed to struggle under the escalating rhetoric concerning a potential trade war after the U.S. imposed tariffs on imported steel and aluminum and identified hundreds of Chinese imports that were under consideration for additional duties. The sector was down nearly 20% in the index.

The Fund benefited from the ports, diversified infrastructure, gas utilities and pipeline sectors. On the other hand, the Fund experienced weakness from the electric utilities and electric transmission sectors.

The most significant contributor to the Fund’s outperformance was our stock selection in ports. We positioned the Fund with underweight positions in all three Chinese seaport index constituents, including Hutchison Port Holdings Trust, China Merchants Port Holdings Co., Ltd. and COSCO SHIPPING Ports Limited, which resulted in most of its relative outperformance for the group. As mentioned above, shares of these companies suffered due to the escalating trade war rhetoric between the U.S. and China. After the Trump Administration placed new tariffs on aluminum and steel imports, it also mentioned imposing tariffs on hundreds of other Chinese goods. The potential reduction in demand, which would lead to a slowdown in overall trade, weighed heavily on Chinese port stocks.

Within the diversified infrastructure sector, the Fund benefited from security selection, specifically a significant underweight in the largest benchmark constituent, Macquarie Infrastructure Corporation. While Macquarie Infrastructure is classified as a diversified infrastructure company, its largest business is oil and gas storage. We typically prefer to gain access to these types of companies through more “pure-play” pipeline and MLP companies, rather than owning this name. In late 2017, the company’s CEO James Hooke unexpectedly stepped down to run toll road group Macquarie Atlas Roads. In February 2018, new CEO Christopher Frost

held a detrimental earnings call where he guided 2018 cash flow lower by 8-10% and announced a dividend cut of approximately 28%, causing a significant drop in Macquarie Infrastructure’s shares. As a result, the Fund’s underweight in the name was responsible for nearly all of the outperformance in the diversified sector.

Stock selection within gas utilities also contributed favorably, led by the Fund’s underweight position in Dominion Energy Inc., as well as its out-of-index positions in ENN Energy Holdings Limited and China Resources Gas Group Limited. Toward the end of 2017 and into the early part of the reporting period, Dominion took measures to improve its credit metrics including issuing equity and cutting back capital expenditures, and in doing so lessened its future earnings growth potential. On the other hand, two of the Fund’s strongest performers in absolute returns were out-of-index positions in Chinese firms ENN Energy Holdings Limited and China Resources Gas Group Limited. Shares for both advanced strongly as the companies continued to benefit from a sustained uptick in demand for natural gas in China. Volume growth is likely to be in the mid-teens for 2018, driven by the country’s highly supportive environmental policies and broader economic activity in the commercial and industrial sectors. Retail gas rates have increased, which has helped the more retail-focused names like ENN Energy. Additionally, China Resources’ financial performance has improved over the past year as gas sales margins have stabilized following late-2017 changes in government policy toward pricing and gas supply constraints that had negatively impacted volumes last winter.

The pipeline sector also contributed favorably to the Fund’s relative performance during the reporting period, mainly due to our lack of exposure to Brazilian storage and distribution company Ultrapar Participacoes S.A. The company’s shares dropped sharply due to ongoing higher inflation in Brazil, U.S. dollar strength, and most importantly, an investigation into three of the country’s biggest fuel distribution companies over price fixing allegations.

The electric utilities sector detracted the most from the Fund’s relative performance, due to our lack of exposure to several large benchmark constituents in the index. While rising interest rates often pose headwinds to lower growth/higher dividend yield sectors such as electric utilities, the lower volatility characteristics of their businesses helped the group perform better than most of the sectors within the infrastructure benchmark in the down market. The sector as a whole still produced a modestly negative return during the reporting period. As is typical for the Fund, we carried a much lower weight to the group that was nearly 50% less than the sector’s weight in the benchmark. We prefer a more diversified approach to infrastructure for the Fund; however, our underweight to several companies did negatively impact performance. In particular, the Fund’s lack of exposure to Exelon Corporation and Public Service Enterprise Group Inc. detracted. These less regulated companies displayed outperformance in an environment where commodity prices were generally higher. Over time, we have favored utilities with more regulated business mixes that tend to exhibit less volatility associated with swings in commodity prices.

The electric transmission sector detracted modestly from relative performance with the main laggard being the Fund’s out-of-index position in Australian company Spark Infrastructure Group Ltd. The company was under pressure from an anticipated regulatory review, which will likely decrease its allowable return. Spark Infrastructure’s previous rates were set at a time when interest rates were much higher and therefore, so too were its allowed returns. Also, the market’s anticipation of higher interest rates weighed on the stock. This backdrop proved to be detrimental because the review process will likely force a lower return on the company, even though company costs will likely move higher if rates increase. A stronger dollar also negatively impacted returns for Spark Infrastructure, as well as other non-U.S. holdings.

We continued to favor areas that can disproportionately benefit from ongoing economic growth trends relative to more defensive and interest rate sensitive sectors within infrastructure. We accomplished this through the Fund’s overweight positions in the technology infrastructure, waste, toll road and rail sectors, all of which were experiencing strong underlying fundamentals. The relative underweights that resulted from those allocations were found primarily within the electric and gas utility sectors where growth was somewhat scarce and increasing interest rates remained somewhat of a concern. The Fund has remained neutral to slightly underweight versus the benchmark in the energy space. While valuations appear more than fair, the outlook for further growth in the sector may be muted. We want exposure to the space, but given the uncertainties, do not expect to make a significant bet one way or the other aside from adhering to our preference of owning C-corps over MLPs. Uncertainty around the longevity of the MLP business models, corporate tax changes and the previously-mentioned FERC ruling has precluded us from overweighting the MLP area relative to benchmark.

Portfolio Managers’ Comments (continued)

Geographically, we kept the portfolio well diversified. At the end of the reporting period, the Fund had broad exposure to more than 20 different countries because we prefer to spread our holdings out over many geographies and regulatory jurisdictions to mitigate risk. Within Europe, we favored France and Spain due to stronger economic growth, labor market reform, declining unemployment and improving regulatory environments. In the emerging markets, we ended the reporting period near the low end of our historical range due to ongoing political risk in some countries and more broadly currency risk. The United States continued to be the largest country by overall percentage, but remained a slight underweight relative to the benchmark.

Nuveen Global Real Estate Securities Fund

How did the Fund perform during the abbreviated reporting period from the Fund’s commencement of operations on March 20, 2018 through June 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the abbreviated since inception period ended June 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the FTSE EPRA/NAREIT Developed Index TR (Total Return) and the new benchmark FTSE EPRA/NAREIT Developed Index NR (Net Return) and its Lipper classification Average during the abbreviated since inception reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed global commercial real estate by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. REITs are types of real estate companies that pool investors’ funds for investment in real estate or in real estate related loans or other interests. REITs in the U.S. are generally not taxed on income distributed to shareholders so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs and REIT-like entities are organized outside of the U.S. and generally have operations and receive tax treatment in their respective countries similar to that of U.S. REITs, though some countries may have REIT-like structures that are significantly different from U.S. REITs or may not have adopted a REIT-like structure at all. Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies.

The Fund may invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund will invest in securities of issuers in at least three different countries and may invest up to 25% of its total assets in securities of emerging market issuers.

The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s relative underperformance was partially attributable to short-term performance impacts related to the Fund’s invest-up period. During the abbreviated reporting period, office and diversified sectors were the top contributors to the Fund’s relative performance, while hotel C-corps, net lease and health care REITs detracted from performance.

The Fund’s leading contribution during the abbreviated reporting period came from favorable stock selection in the office sector. Within the sector, the Fund benefited the most from its position in Highwoods Properties, Inc. In the diversified sector the Fund benefited from its exposure to Mirvac Group and lack of exposure to Land Securities Group PLC, which is a large benchmark component.

In the health care REITs sector, an underweight position in large benchmark constituent Welltower, Inc. detracted from performance, while within the hotel C-corp sector, which is not represented in the benchmark, our ownership of Accor SA was a detractor.

Country selection also had an impact on performance. Australia was the top country contributor, led by technology company, NEXTDC Limited, Australia’s leading independent data center outsourcing solutions, connectivity services and infrastructure management software company. Performance was negatively impacted by its exposure to the United States, specifically the large benchmark constituent within the health care REITs, Welltower, Inc.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the old and the new Real Asset Income Blend benchmarks, the Lipper classification average and the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital. Also during the reporting period, the Fund continued to short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. We expanded the hedge program to include selling 10-year, 20-year and 30-year Treasury futures to better match the maturities of bonds within the high yield portfolio.

A healthy dose of volatility returned to the markets in 2018 with stocks suffering a sharp sell-off in February 2018 after investors feared the economy may overheat and drive up inflation, which would force the Federal Reserve (Fed) to raise interest rates more aggressively. By early March, however, stocks had recovered most of the losses only to plunge again by month end due to fears of a trade war between the U.S. and China and privacy concerns surrounding large technology bellwethers. Markets remained choppy throughout the reporting period end due to growing trade protectionism, other political uncertainties, rising interest rates and concerns surrounding the durability of the global economic expansion.

Three of the five “real asset” categories represented in the Real Asset Income Blend benchmark produced negative absolute returns during the reporting period. On the positive side, the public commercial real estate sector provided the strongest absolute returns during the reporting period, gaining 0.91% as measured by the FTSE EPRA/NAREIT Developed Index TR. The sector slightly outperformed the broader global equity markets, which advanced 0.43% as measured by the MSCI World Index, but significantly outpaced the infrastructure sector by almost 4%. However, the segment’s modestly positive return masked the significant volatility experienced by real estate investment trust (REIT) stocks within the six-month timeframe. After remaining fairly flat throughout 2017, the 10-year Treasury rate rose sharply from 2.44% at the beginning of 2018 to 2.90% by the end of February. This caused a correction in REIT prices during the first half of the reporting period as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. In the second half of the reporting period, however, the sector made up all of the previously lost ground. Investors appeared to find value in REIT equities after their discounts to underlying NAV had widened so much due to a considerable period of underperformance. Following a very strong year for global infrastructure in 2017, the sector lost momentum at the beginning of 2018. The segment declined falling short of both REITs and global equities. Similar to the REIT sector, the dramatic increase in the 10-year U.S. Treasury yield caused investors to rotate away from the defensive infra-

Portfolio Managers’ Comments (continued)

structure sector. As rates stabilized somewhat in the second half of the reporting period, infrastructure regained some of the ground it had lost versus broader global equities, but still ended the reporting period in the red. For the high yield sector, higher interest rates, increased equity volatility and uncertainty about global trade policy also caused an uptick in volatility at the beginning of the reporting period, pushing the index into negative territory. However, the sector recovered somewhat in the second half, resulting in basically flat results during the reporting period as measured by the 0.16% return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index TR. The two preferred indexes within the Fund’s Custom Blended Benchmark showed significant dispersion with real estate outperforming infrastructure. The Wells Fargo Hybrid & Preferred Securities REIT Index fell 0.65% and the Bloomberg Barclays Global Capital Securities Index returned -4.89% for the reporting period.

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, but underperformed its benchmarks and peer group. We attempt to add value versus the Real Asset Income Blend benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the infrastructure preferred, global infrastructure and REIT common equity sectors produced favorable results relative to the benchmark, whereas the REIT preferred and high yield sectors detracted.

The global infrastructure preferred sector was the biggest contributor to the Fund’s performance versus the benchmark. Within the segment, the Fund benefited the most from its lack of exposure to financials, which are a significant portion of the representative index. Given the real asset mandate of the portfolio, we focus only on infrastructure and real estate companies. These areas showed relative strength versus financials, an area that experienced negative returns during the reporting period. Within the infrastructure preferred portion of our portfolio, the Fund benefited from our out-of-index exposure to technology infrastructure, the only area with a positive return during the reporting period.

Global infrastructure equity also contributed favorably to the Fund’s performance versus the blended benchmark. The Fund’s positioning within energy infrastructure, especially midstream pipeline companies, was responsible for the majority of the outperformance. As noted above, defensive equities such as real estate and infrastructure were both under pressure at the beginning of the reporting period due to rising interest rates in the U.S., while energy shares also generally underperformed even in the face of increasing crude oil prices. The pipeline sector within the S&P Global Infrastructure Index was down as investors preferred to allocate capital elsewhere. While our underweight to the group added value as a result of the difficult absolute returns in the space, our security selection contributed even more in terms of relative outperformance. As volatility increased in the global marketplace and fundamentals across and within sectors diverged, security selection became more important. Within pipelines, the Fund’s weighted average return was strongly positive, which was a significant dispersion from the benchmark. An underweight to the toll road sector within the Fund’s infrastructure equity exposure also contributed to relative outperformance.

The real estate common equity segment was also a modest contributor to the Fund’s relative returns. One of the portfolio’s largest overweights, health care REITs, added the most value. The group provides a substantial opportunity set of companies with dividend yields that qualify for portfolio inclusion based on the primary objective of providing investors with income. Investment opportunities within the health care REIT area are also largely limited to the U.S., which helped both in absolute and relative terms given the strength of U.S. real estate over non-U.S. during the reporting period. The companies in the portfolio with skilled nursing assets performed especially well as they were given a boost when a more favorable reimbursement system was announced with better-than-expected rates for Fiscal 2019.

The REIT preferred equity segment was the primary detractor to the Fund’s relative results versus its benchmark. Self-storage preferreds performed well in relative terms, declining less than most other REIT preferred sectors as rates rose at the beginning of 2018. However, the Fund’s largest underweight was in this group in terms of the major sub-property types in the index. We had actually increased our underweight after the segment’s strong absolute performance in 2017 and based on some concerns about potential increases in supply. However, the group appeared to be a little less interest rate sensitive, giving up less in absolute terms than the REIT preferred segment in general. Therefore, our underweight to the self-storage segment detracted from the Fund’s return when measured against the index.

The high yield debt portion of the portfolio also modestly hindered performance, but no individual sectors were standouts in terms of negative attribution. The high yield market continued to outperform other fixed income classes during the reporting period; however, it was not immune to credit spread volatility caused by fluctuating Treasury rates, fears regarding a trade war and weakness in emerging markets. Solid global growth conditions kept fundamentals firm for the high yield asset class, while the segment also continued to benefit from a strong technical backdrop. Net new issuance for high yield bonds during the reporting period ran about 30% lower than last year, and the excess amount of cash coming in the form of coupons, calls and maturities far outpaced the volume of new issuance. High yield spreads meanwhile, continued to vacillate based on the whims of the Treasury market and sentiment over the potential for an escalation in trade war talks. Spreads versus Treasuries ended the reporting period wider than where they started, but traded as tight as 335 basis points in mid-April 2018. Lower quality issues (CCCs) saw their spreads tighten during the reporting period based on improving fundamentals and less sensitivity to interest rates, while spreads widened for both the single B and BB segments. Within our debt portfolio, we had a bias toward quality relative to the benchmark so the outperformance of lower quality issues negatively impacted our relative returns.

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. In aggregate, the portfolio remained underweight to equities throughout the reporting period, but within that positioning, we remained slightly overweight to real estate and underweight to infrastructure relative to our expected long-term target weights. These allocations were driven mostly by valuation given the persistent previous underperformance of REITs, especially in the U.S., which had caused the group to trade at significant discounts to underlying NAVs. During the reporting period, REITs made up some of their lost ground and validated our investment thesis.

The Fund’s portfolio remained overweight in the preferred segment and within that category, we emphasized infrastructure preferreds over real estate preferreds. This was not only the result of attractive valuations but also our ability to find less interest rate sensitive structures such as fixed-to-floating rate hybrid securities within the infrastructure universe, which are largely absent in the REIT sector.

The Fund’s fixed income exposure was relatively neutral versus the benchmark during the reporting period. However, the composition of the debt portfolio remained higher in quality relative to historic ranges as we continued to find more value in higher quality issues relative to the benchmark given the tight credit spreads. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that was similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at the end of the reporting period.

As mentioned previously, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The contracts had a positive effect on the Fund’s performance during the reporting period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI U.S. REIT Index, but outperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the industrial, office, health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we

Portfolio Managers’ Comments (continued)

continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the six-month reporting period, the public commercial real estate sector returned 1.19% (MSCI U.S. REIT Index). However, the segment’s modestly positive return masked the significant volatility experienced by real estate investment trusts (REITs) during the reporting period. After remaining fairly flat throughout 2017, the 10-year Treasury rate rose sharply from 2.44% at the beginning of 2018 to 2.90% by the end of February. This caused a correction in REIT prices during the first half of the reporting period as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. In particular, retail real estate, including the community center, regional mall and net lease segments, suffered some of the largest double-digit declines. Additional store closing announcements, headlined by the Toys ‘R’ Us liquidation filing, continued to weigh on investor sentiment for brick-and-mortar retailing, given the disruption from ecommerce and the decline in demand for physical commercial property. REIT sectors with stronger underlying net operating income growth and reasonably constrained supply such as industrial and manufactured homes held up better, as did sectors with shorter lease durations, which are typically a little less interest rate sensitive, such as multi-family, lodging and self-storage. By the end of March 2018, REITs were trading at substantial discounts to underlying NAV because of the segment’s sharp decline and persistent underperformance relative to broader equities.

In the second half of the reporting period, however, the public commercial real estate sector completely reversed course and substantially outperformed U.S. equities. The catalysts for the REIT price rally were attractive valuations that piqued investor interest, merger and acquisition (M&A) activity and a relatively benign interest rate environment. The REIT segment experienced substantial upward momentum with the community center, regional mall and net lease segments reversing course and showing significant strength. Apart from the Toys ‘R’ Us liquidation filing, store closings slowed relative to 2017, which provided some support to the retail areas of commercial real estate. In most real estate sectors, occupancy remained high and ongoing economic strength and job growth kept pricing power in the hands of landlords, who continued to raise rents as previously signed leases expired.

The Fund’s leading contribution during the reporting period came from favorable stock selection in the office sector. Office fundamentals remained mixed across the country despite low unemployment levels, partially due to new supply in certain markets as well as the continuation of densification trends where less square footage is allotted per employee. Many of the West Coast markets, particularly San Francisco, Seattle and Los Angeles, as well as some in the Southeast/Sunbelt showed the healthiest population and employment growth. Conversely, economics in New York remained somewhat challenged, especially in light of the amount of new supply that has entered the market. Washington D.C. market conditions varied widely by submarket, but overall it too felt the impact of new supply including renovated capital stock. Within the sector, the Fund benefited the most from an overweight position in Hudson Pacific Properties Inc., whose shares held up significantly better than the office sector as well as the overall REIT index. The company went through balance sheet repositioning by terming out some of its debt, which provided more certainty about interest costs moving forward. Additionally, the market anticipated more clarity on the lease-up of its Silicon Valley assets with recent reports seeming to show better activity in this market. We continue to like Hudson Pacific based on the company’s projected above-average growth rate for 2019, which may serve as a catalyst for the shares.

The diversified sector was the second leading contributor to the Fund’s relative returns, driven almost exclusively by our lack of exposure to Colony Capital Inc. (formerly called Colony NorthStar until June 25, 2018). While diversified is a small overall weight within the benchmark, the sector was by far its worst performer, falling more than 20% during the reporting period. The decline in the sector was driven by Colony’s significant share price decline. When the company announced fourth-quarter earnings, it cut the quarterly dividend by 59% and acknowledged ongoing weakness in its health care and hospitality segments.

In the technology infrastructure sector, which includes companies in the data center and cellular tower businesses, the Fund benefited from favorable stock selection. We maintained an overweight in the sector throughout the reporting period due to continued strength in the underlying fundamentals. The technology infrastructure sector is also supported by the demand for facilities to support consumer and corporate data usage and processing, which continues to outpace available supply leading to stronger cash flow growth dynamics than most other real estate sectors. Within that secular thesis, our favored name in the cellular tower industry was American Tower Corporation. We believed this company was the most attractive based on valuation relative to its peer group. American Tower also possesses a portfolio of towers that has more international exposure than its domestic counterparts, which provides the company with a higher potential growth rate. During a reporting period where most of its peers posted negative returns, American Tower’s shares were actually up due to a number of factors. In late February, the company reported solid fourth-

quarter earnings with adjusted funds from operations (FFO) up 8% on a year-over-year basis, followed by an increase to its quarterly dividend. Given our conviction in the company and the fact that it is not a benchmark constituent, its outperformance was a positive contributor.

Finally, the industrial sector also contributed favorably to the Fund’s relative returns, driven mostly by our overweights to Duke Realty Corporation and First Industrial Realty Trust. The companies saw their share prices advance more than the industrial sector and significantly more than the overall benchmark. Both Duke Realty and First Industrial continued to benefit from very strong underlying fundamentals driven by the secular ecommerce trends and a surprising lack of supply. Industrial remains one of the few sectors that trades at a premium to underlying NAV due to stronger-than-average net operating income (NOI) growth and continued capitalization rate compression as evidenced by property transactions. M&A activity within the space has also provided strength for the group. The companies benefited from these major themes as well as continuing declines in industrial cap rates, indicating strength in underlying property prices heading into the reporting period, which investors favored.

The leading detractor to the Fund’s performance relative to its benchmark came from the hotel REIT sector. Hotels are the most economically sensitive sector within real estate and often demonstrate less interest rate sensitivity than many other property types because revenues aren’t subject to long-term leases, given that hotels can price rooms daily. In a period where U.S. interest rates moved higher and economic growth persisted, hotels offered some protection and the Fund’s underweight to the sector hindered its relative performance. Within the group, our lack of exposure to Ryman Hospitality Properties Inc. detracted the most because the company’s shares advanced significantly. Ryman Hospitality benefited from execution on some of its company-specific growth initiatives and from improved group and corporate bookings.

The health care REIT sector also detracted relative to the benchmark due to stock selection issues in the group. Health care REITs were hampered by a mix of fundamental issues such as lower year-over-year senior housing earnings growth, tenant concerns in skilled nursing, slower external growth in medical office, and a fear of rising interest rates, which more adversely impacts this longer duration sector. However, companies with exposure to skilled nursing got a boost during this reporting period when a more favorable reimbursement system was announced with better-than-expected rates for 2019. The Fund was hurt by its lack of exposure to Omega Healthcare Investors, Inc. and Quality Care Properties, Inc., which are both focused on skilled nursing and were helped by this ruling. Additionally, Quality Care’s shares were given an additional boost after Welltower Inc. announced its intended purchase of the company at the end of April. Although investors viewed this transaction very favorably, we were a bit more skeptical.

In the hotel C-corp sector, which is not represented in the benchmark, the Fund’s ownership of Marriott International Inc. detracted in relative terms. The company trades at a premium valuation to peers based on its quality, and also has greater international exposure than its peers. Marriott is closely tied to the broader economy; therefore, we believe the potential trade war, which could negatively impact economic growth, weighed on its shares.

Finally, the self-storage sector modestly detracted from relative performance in large part due to the Fund’s underweight to the overall group and particularly Extra Space Storage Inc. Heading into 2018, concerns about oversupply tempered our optimism about the self-storage space, along with decelerating momentum in net operating income growth. We expected these softening fundamentals to potentially impact the group as a whole and chose to underweight Extra Space Storage relative to its competitors based on valuation. However, given the interest rate increase early in the year, the shorter-term lease structures inherent in the self-storage sector caused these companies to hold up better than most other real estate sectors.

In terms of changes during the reporting period, we maintained our slight biases to large cap over small cap and high quality over lower quality, which was reflected in the Fund’s focus on core/high-conviction names, especially within the mall sector. In general terms, this positioning caused much of the Fund’s underperformance relative to the benchmark. While the quality bias in the portfolio led to substantial outperformance in the first three months of the year, lower quality, more heavily shorted names performed the best in the second half of the reporting period. We also favored companies that retain more cash flow to reinvest in their businesses, which can provide higher potential growth relative to those that distribute the cash flow via dividends. As a result, the Fund’s dividend yield was slightly below that of the benchmark. We continued to overweight the technology infrastructure, industrial and manufactured home sectors, which still exhibited the strongest fundamentals and potential earnings growth among the various property types.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by these two Funds throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below.

Nuveen Real Asset Income Fund – Data as of June 30, 2018

Calendar Year 2018
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	98.8%	0.0%	1.2%	$0.5940	$0.5866	$0.0000	$0.0074
Class C	NRICX	98.9%	0.0%	1.1%	$0.5050	$0.4993	$0.0000	$0.0057
Class R6	NRIFX	100.0%	0.0%	0.0%	$0.6270	$0.6270	$0.0000	$0.0000
Class I	NRIIX	98.9%	0.0%	1.1%	$0.6240	$0.6171	$0.0000	$0.0069
Class T	NRITX	100.0%	0.0%	0.0%	$0.5940	$0.5940	$0.0000	$0.0000

Risk Considerations and Dividend Information (continued)

Nuveen Real Estate Securities Fund – Data as of June 30, 2018(1)

Calendar Year 2018
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	61.5%	0.0%	38.5%	$0.2326	$0.1430	$0.0000	$0.0896
Class C	FRLCX	43.4%	0.0%	56.6%	$0.1566	$0.0680	$0.0000	$0.0886
Class R3	FRSSX	56.5%	0.0%	43.5%	$0.2122	$0.1199	$0.0000	$0.0923
Class R6	FREGX	74.4%	0.0%	25.6%	$0.2630	$0.1957	$0.0000	$0.0673
Class I	FARCX	65.0%	0.0%	35.0%	$0.2605	$0.1694	$0.0000	$0.0911
Class T	FRYTX	58.4%	0.0%	41.6%	$0.2364	$0.1380	$0.0000	$0.0984

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2018 will be made in early 2019 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

The Tax Cuts and Jobs Act

A large portion of the Funds’ portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Funds are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.38)%	2.29%	7.99%	6.36%
Class A Shares at maximum Offering Price	(8.02)%	(3.56)%	6.71%	5.73%
S&P Global Infrastructure Index TR (old benchmark)	(3.06)%	1.82%	8.04%	4.06%
S&P Global Infrastructure Index NR (new benchmark)	(3.58)%	0.87%	7.13%	3.14%
Lipper Global Infrastructure Funds Classification Average	(2.52)%	2.06%	6.66%	4.53%

Class I Shares	(2.20)%	2.63%	8.27%	6.63%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(2.76)%	1.55%	7.18%	9.95%
Class R3 Shares	(2.52)%	2.04%	7.72%	10.44%
Class R6 Shares	(2.20)%	2.82%	N/A	5.51%
Class T Shares*	(2.39)%	2.37%	N/A	1.93%
Class T Shares at maximum Offering Price*	(4.83)%	(0.17)%	N/A	(0.40)%

Since inception returns for Class C Shares and Class R3 Shares are from 11/03/08; since inception return for Class R6 Shares is from 6/30/16; since inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	1.42%	2.17%	1.67%	1.02%	1.17%	1.44%
Net Expense Ratios	1.22%	1.97%	1.47%	0.80%	0.97%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Class T shares are not available for public offering.

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Cumulative Total Returns as of June 30, 2018

Cumulative
Since Inception
Class A Shares at NAV	4.09%
Class A Shares at maximum Offering Price	(1.90)%
FTSE EPRA/NAREIT Developed Index TR (old benchmark)	5.79%
FTSE EPRA/NAREIT Developed Index NR (new benchmark)	5.35%
Lipper Global Real Estate Funds Classification Average	4.38%

Class C Shares	3.85%
Class R6 Shares	4.15%
Class I Shares	4.15%

Since inception returns for Class A Shares, Class C Shares, Class R6 and Class I Shares, and the index and Lipper average, are from 3/20/18. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.74%	2.49%	1.43%	1.49%
Net Expense Ratios	1.34%	2.09%	1.03%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.88)%	1.74%	6.69%	8.36%
Class A Shares at maximum Offering Price	(7.52)%	(4.11)%	5.43%	7.42%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	0.16%	2.62%	5.51%	7.09%
Real Asset Income Blend (old benchmark)	(1.44)%	2.93%	6.66%	8.20%
Real Asset Income Blend (new benchmark)	(1.70)%	2.44%	6.21%	7.75%
Lipper Global Flexible Portfolio Funds Classification Average	(0.70)%	5.43%	5.26%	6.36%

Class C Shares	(2.25)%	0.98%	5.90%	7.56%
Class I Shares	(1.75)%	2.00%	6.95%	8.63%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(1.77)%	2.06%	4.87%
Class T Shares*	(1.88)%	1.74%	2.51%
Class T Shares at maximum Offering Price*	(4.33)%	(0.80)%	0.14%

Since inception returns for Class A Shares, Class C Shares and Class I Shares, and the index and Lipper average, are from 9/13/11; since inception return for Class R6 Shares is from 6/30/16; since inception returns for Class T shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Expense Ratios	1.15%	1.90%	0.81%	0.90%	1.16%
*	Class T shares are not available for public offering.

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.30%	3.09%	7.95%	8.27%
Class A Shares at maximum Offering Price	(5.44)%	(2.85)%	6.68%	7.63%
MSCI U.S. REIT Index	1.19%	3.57%	8.26%	7.95%
Lipper Real Estate Funds Classification Average	0.22%	3.18%	7.49%	7.25%

Class C Shares	(0.04)%	2.35%	7.15%	7.47%
Class R3 Shares	0.20%	2.83%	7.69%	8.00%
Class I Shares	0.49%	3.34%	8.23%	8.54%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	0.55%	3.53%	8.41%	6.47%
Class T Shares*	0.32%	3.09%	N/A	4.61%
Class T Shares at maximum Offering Price*	(2.20)%	0.53%	N/A	2.18%

Since inception return for Class R6 Shares is from 4/30/13. Since Inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.29%	2.04%	1.54%	0.87%	1.04%	1.28%

*	Class T shares are not available for public offering.

Holding Summaries    as of June 30, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	93.7%
Real Estate Investment Trust Common Stocks	3.5%
Investment Companies	0.5%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	4.8%
Enbridge Inc.	4.1%
Aena S.A.	3.5%
Vinci S.A.	3.5%
Atlantia SpA	3.3%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	27.4%
Electric Utilities	20.2%
Oil, Gas & Consumable Fuels	18.8%
Multi-Utilities	7.4%
Construction & Engineering	6.1%
Other	17.3%
Repurchase Agreements	1.0%
Investment Companies	0.5%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	36.4%
Canada	10.1%
France	10.0%
Australia	9.8%
Spain	8.1%
Italy	6.4%
Switzerland	2.2%
New Zealand	2.2%
Germany	2.1%
Singapore	2.0%
China	1.9%
Other	7.5%
Other Assets Less Liabilities	1.3%
Net Assets	100%

1	Includes 4.5% (as a percentage of net assets) in emerging market countries.

Nuveen Global Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	71.7%
Common Stocks	25.8%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	3.1%
Vonovia SE	3.1%
Sumitomo Realty & Development Company Limited	2.4%
Prologis Inc.	2.3%
CK Asset Holdings Ltd	2.1%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	21.0%
Industrial	12.7%
Retail	12.2%
Office	10.2%
Residential	10.1%
Diversified	9.5%
Specialized	8.4%
Other	13.4%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	46.9%
Japan	11.2%
Hong Kong	6.6%
Germany	5.6%
United Kingdom	4.4%
Canada	4.0%
Australia	3.7%
France	3.5%
Singapore	3.4%
Spain	2.0%
Sweden	2.0%
Other	4.2%
Other Assets Less Liabilities	2.5%
Net Assets	100%

1	Includes 0.9% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of June 30, 2018 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	23.1%
$25 Par (or similar) Retail Preferred	17.9%
Common Stocks	17.1%
$1,000 Par (or similar) Institutional Preferred	16.6%
Corporate Bonds	14.5%
Convertible Preferred Securities	4.1%
Variable Rate Senior Loan Interests	2.7%
Convertible Bonds	0.9%
Investment Companies	0.8%
Sovereign Debt	0.2%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Spark Infrastructure Group	1.3%
STAG Industrial Inc.	1.3%
Mapletree Logistics Trust	1.0%
Ventas Inc.	0.9%
ONEOK, Inc.	0.9%

Portfolio Composition

(% of net assets)

Electric Utilities	17.2%
Oil, Gas & Consumable Fuels	15.5%
Equity Real Estate Investment Trusts	14.6%
Multi-Utilities	6.2%
Industrial	5.9%
Health Care	4.3%
Real Estate Management & Development	3.6%
Diversified	3.2%
Retail	3.1%
Energy Equipment & Services	2.4%
Gas Utilities	2.1%
Other	18.8%
Repurchase Agreements	2.3%
Investment Companies	0.8%
Sovereign Debt	0.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	57.0%
Canada	14.3%
Singapore	5.2%
Australia	3.3%
Italy	3.0%
United Kingdom	2.4%
France	2.3%
Hong Kong	1.9%
Germany	1.3%
New Zealand	1.1%
Mexico	1.1%
Other	7.3%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

1	Includes 5.0% (as a percentage of net assets) in emerging market countries.

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	94.6%
Common Stocks	2.8%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	1.4%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Residential	18.6%
Office	16.1%
Retail	15.3%
Specialized	14.6%
Industrial	12.1%
Health Care	7.5%
Hotels & Resorts	6.9%
Other	6.3%
Investments Purchased With Collateral from Securities Lending	0.0%
Money Market Funds	1.4%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Top Five Common Stock and Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	6.5%
Prologis Inc.	4.8%
Duke Realty Corporation	4.1%
Boston Properties, Inc.	3.9%
Essex Property Trust Inc.	3.7%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Global Real Estate Securities Fund reflect only the first 103 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2018.

The beginning of the period for Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund is January 1, 2018. The beginning of the period for Nuveen Global Real Estate Securities Fund is March 20, 2018 (commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$976.20	$972.40	$974.80	$978.00	$978.00	$976.10
Expenses Incurred During the Period	$5.98	$9.63	$7.20	$4.36	$4.76	$5.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,017.50	$1,020.38	$1,019.98	$1,018.74
Expenses Incurred During the Period	$6.11	$9.84	$7.35	$4.46	$4.86	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.89%, 0.97% and 1.22% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.90	$1,038.50	$1,041.50	$1,041.50
Expenses Incurred During the Period	$3.74	$5.90	$3.02	$3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.44	$1,008.32	$1,011.15	$1,011.15
Expenses Incurred During the Period	$3.69	$5.81	$2.98	$2.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.05%, and 1.05% for Classes A, C, R6 and I respectively, multiplied by the average account value over the period, multiplied by 103/365 (to reflect 103 days in the period since commencement of operation).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$981.20	$977.50	$982.30	$982.50	$981.20
Expenses Incurred During the Period	$5.60	$9.27	$3.98	$4.37	$5.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,020.78	$1,020.38	$1,019.14
Expenses Incurred During the Period	$5.71	$9.44	$4.06	$4.46	$5.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 0.81%, 0.89% and 1.14% for Classes A, C, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.00	$999.60	$1,002.00	$1,005.50	$1,004.90	$1,003.20
Expenses Incurred During the Period	$6.36	$10.06	$7.59	$4.38	$5.12	$6.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.73	$1,017.21	$1,020.43	$1,019.69	$1,018.45
Expenses Incurred During the Period	$6.41	$10.14	$7.65	$4.41	$5.16	$6.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53%, 0.88%, 1.03% and 1.28% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Global Infrastructure Fund

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 93.7%

	Air Freight & Logistics – 0.1%

1,944	BPost SA	$30,716

11,071	Oesterreichische Post AG, (2)	504,530
	Total Air Freight & Logistics	535,246

	Commercial Services & Supplies – 4.6%

112,443	Advanced Disposal Services, Inc., (3)	2,786,338

19,027	Casella Waste Systems, Inc., (3)	487,281

2,914,578	China Everbright International Limited, (2)	3,753,624

150,662	Waste Connections Inc.	11,341,835

76,189	Waste Management, Inc.	6,197,213
	Total Commercial Services & Supplies	24,566,291

	Construction & Engineering – 6.1%

63,933	Eiffage SA, (2)	6,945,902

354,508	Ferrovial SA, (2)	7,254,144

193,987	Vinci S.A, (2)	18,621,028
	Total Construction & Engineering	32,821,074

	Diversified Telecommunication Services – 2.0%

284,151	Bharti Infratel Limited, (2)	1,248,508

191,171	Cellnex Telecom S.A.U, (2), (3)	4,806,319

90,373	HKBN Limited, (2)	139,017

61,768	HKT Trust and HKT Limited, (2)	79,107

214,482	Infrastructure Wireless Italiane SpA, (2)	1,650,310

5,000,618	Netlink NBN Trust, (2)	2,715,932
	Total Diversified Telecommunication Services	10,639,193

	Electric Utilities – 20.2%

3,704	Alliant Energy Corporation	156,753

117,217	Alupar Investimento SA	459,704

122,016	American Electric Power Company, Inc.	8,449,608

1,537,728	AusNet Services, (2)	1,826,366

24,772	Avangrid Inc.	1,311,182

120,365	Brookfield Infrastructure Partners LP	4,622,016

428,364	CK Infrastructure Holdings Ltd, (2)	3,171,058

184,222	Duke Energy Corporation	14,568,276

72,528	Edison International	4,588,847

7,498	Elia System Operator SA NV, (2)	466,078

Shares	Description (1)	Value

	Electric Utilities (continued)

1,003,717	Enel SpA, ADR, (2)	$5,561,778

109,627	Enersis Chile SA	534,980

33,346	Entergy Corporation	2,694,023

18,652	Evergy Inc.	1,047,310

138,529	Eversource Energy	8,119,185

507,110	Iberdrola SA, (2)	3,910,706

664,475	Infratil Limited, (2)	1,520,051

94,539	NextEra Energy Inc.	15,790,849

105,678	PG&E Corporation	4,497,656

34,434	PNM Resources Inc.	1,339,483

21,232	Portland General Electric Company	907,880

154,136	Power Assets Holdings Limited	1,077,592

1,333,560	Power Grid Corporation of India Limited, (2)	3,651,110

116,129	PPL Corporation	3,315,483

271,898	Red Electrica Corporacion SA, (2), (3)	5,523,881

3,584,126	Spark Infrastructure Group, (2)	6,046,456

385,358	Terna-Rete Elettrica Nazionale SpA, (2)	2,081,191

113,796	Transmissora Alianca de Energia Eletrica SA	549,051

16,927	Xcel Energy, Inc.	773,225
	Total Electric Utilities	108,561,778

	Gas Utilities – 1.7%

243,738	APA Group, (2)	1,775,733

4,515	Chesapeake Utilities Corporation	360,974

451,837	China Resources Gas Group Limited, (2)	1,953,380

59,790	ENN Energy Holdings Limited, (2)	585,547

72,217	Gas Natural SDG S.A, (2), (3)	1,909,116

841,694	Hong Kong and China Gas Company Limited, (2)	1,608,926

141,741	Infraestructura Energitca Nova SAB de CV	635,257

779	One Gas Inc.	58,222

1,025	Spire, Inc.	72,416
	Total Gas Utilities	8,959,571

	IT Services – 0.3%

26,223	Interxion Holdings NV, (3)	1,636,840

	Machinery – 0.2%

62,372	Evoqua Water Technologies Co., (3)	1,278,626

	Media – 0.1%

42,236	Eutelsat Communications, (2)	874,083

	Multi-Utilities – 7.4%

34,722	Ameren Corporation	2,112,834

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

64,065	CMS Energy Corporation	$3,028,993

11,978	Consolidated Edison, Inc.	934,044

97,530	Dominion Energy, Inc.	6,649,596

43,480	DTE Energy Company	4,505,832

386,971	E.ON SE, (2)	4,122,981

95,871	Engie, (2)	1,466,490

476,867	Hera SpA, (2)	1,483,818

59,617	National Grid PLC, Sponsored ADR	3,329,609

22,479	NiSource Inc.	590,748

45,038	Redes Energeticas Nacionais SA, (2)	125,997

38,120	Sempra Energy	4,426,113

321,296	Suez Environment Company, (2)	4,156,288

8,281	Unitil Corp.	422,662

113,930	Veolia Environment S.A., ADR, (2)	2,434,572
	Total Multi-Utilities	39,790,577

	Oil, Gas & Consumable Fuels – 18.8%

66,298	Cheniere Energy Inc., (3)	4,321,967

624,106	Enbridge Inc.	22,274,343

176,960	Enterprise Products Partnership LP	4,896,483

77,016	Inter Pipeline Limited	1,443,482

974,594	Kinder Morgan, Inc.	17,221,076

14,675	Koninklijke Vopak NV, (2)	676,399

43,966	Magellan Midstream Partners LP	3,037,171

147,181	ONEOK, Inc.	10,277,649

240,331	Pembina Pipeline Corporation	8,323,334

56,030	Petronet LNG Ltd, (2)	180,354

698,305	Snam Rete Gas S.p.A, (2)	2,910,119

35,747	Targa Resources Corporation	1,769,119

162,069	TransCanada Corporation	7,001,381

215,218	TransCanada Corporation	9,311,680

275,348	Williams Companies Inc.	7,464,684
	Total Oil, Gas & Consumable Fuels	101,109,241

	Road & Rail – 3.4%

757,800	Aurizon Holdings Limited, (2)	2,423,399

30,952	East Japan Railway Company, (2)	2,964,130

21,759	Genesee & Wyoming Inc., (3)	1,769,442

172,851	MTR Corporation, (2)	954,767

202,659	Rumo SA, (3)	737,275

65,826	Union Pacific Corporation	9,326,228
	Total Road & Rail	18,175,241

Shares	Description (1)	Value

	Transportation Infrastructure – 27.4%

104,318	Aena S.A, (2), (3)	$18,886,446

48,060	Aeroports de Paris, (2)	10,856,285

594,920	Atlantia SpA, (2)	17,539,555

875,214	Atlas Arteria Ltd	4,164,725

1,657,846	Auckland International Airport Limited, (2)	7,606,686

767,846	China Merchants Port Holdings Co., Ltd., (2)	1,555,106

609,574	COSCO SHIPPING Ports Limited, (2)	507,004

497,008	Enav S.p.A, (2)	2,486,429

86,891	Flughafen Wien AG, (2)	3,235,324

57,959	Flughafen Zuerich AG, (2)	11,792,630

69,867	Fraport AG, (2)	6,721,520

559,917	Groupe Eurotunnel SA, (2)	7,676,382

32,946	Grupo Aeroportuario Centro Norte, SA, ADR	1,372,201

27,711	Grupo Aeroportuario del Pacifico S.A.B. de CV, Sponsored ADR	2,574,629

28,566	Hamburger Hafen und Logistik AG, (2)	618,027

450,995	International Container Terminal Services, Incorporated	653,242

23,141	Japan Airport Terminal Company, (2)	1,082,243

95,706	Kamigumi Company Limited, (2)	1,986,458

67,696	Macquarie Infrastructure Corporation	2,856,771

746,913	Port of Tauranga Limited, (2)	2,578,566

37,783	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	338,178

83,839	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	607,888

104,484	Singapore Airport Terminal Services Limited, (2)	382,719

19,166	Societa Iniziative Autostradali e Servizi SpA, (2)	287,526

2,003,575	Sydney Airport, (2)	10,606,808

2,939,019	Transurban Group, (2)	26,025,915

1,267,578	Westports Holdings BHD, (2)	1,064,978

76,568	Westshore Terminals Investment Corporation	1,387,910
	Total Transportation Infrastructure	147,452,151

	Water Utilities – 1.3%

1,747,256	Aguas Andinas SA. Class A	954,393

110,312	AquaVenture Holdings Limited, (3)	1,718,661

2,764,731	Beijing Enterprises Water Group, (2)	1,503,361

1,695,790	China Everbright Water Limited, (2)	497,146

41,701	Cia de Saneamento do Parana	510,537

7,975	Guangdong Investment Limited, (2)	12,622

33,278	Pennon Group PLC, (2)	348,022

61,180	Severn Trent PLC, (2)	1,595,194
	Total Water Utilities	7,139,936

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.1%

9,268,311	Sarana Menara Nusantara Tbk PT			$401,002
	Total Common Stocks (cost $426,716,332)			503,940,850

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 3.5%

	Health Care – 0.5%

1,295,579	Parkway Life Real Estate Investment Trust, (2)			$2,583,706

	Specialized – 3.0%

24,539	American Tower Corporation, REIT			3,537,788

19,626	Coresite Realty Corporation			2,174,953

21,562	Digital Realty Trust Inc.			2,405,888

2,817,543	Keppel DC REIT, (2)			2,807,301

33,579	SBA Communications Corporation, (3)			5,544,564
	Total Specialized			16,470,494
	Total Real Estate Investment Trust Common Stocks (cost $16,958,613)			19,054,200

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.5%

208,055	3l Infrastructure PLC			$613,963

5,365,313	Keppel Infrastructure Trust			2,046,899
	Total Investment Companies (cost $2,501,187)			2,660,862
	Total Long-Term Investments (cost $446,176,132)			525,655,912

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$5,403	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $5,403,740, collateralized by $5,755,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $5,515,684	0.900%	7/02/18	$5,403,335
	Total Short-Term Investments (cost $5,403,335)			5,403,335
	Total Investments (cost $451,579,467) – 98.7%			531,059,247
	Other Assets Less Liabilities – 1.3%			6,828,112
	Net Assets – 100%			$537,887,359

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.5%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 71.7%

	Diversified – 9.5%

3,659	Abacus Property Group, (2)	$10,212

3,265	Alexander & Baldwin Inc.	76,728

779	Armada Hoffler Properties Inc.	11,607

348	Cofinimmo, SANV	42,915

6,670	Dream Global Real Estate Investment Trust	72,857

1,476	Empire State Realty Trust Inc.	25,240

2,088	Fonciere Des Regions, (2)	216,950

4,409	Forest City Realty Trust Inc.	100,569

856	Gecina SA, (2)	143,002

7,792	Goodman Property Trust, (2)	7,655

10,803	GPT Group, (2)	40,420

1,804	Hispania Activos Inmobiliarios SOCIMI SA, (2), (3)	38,312

52	Hulic Reit Inc., (2)	80,564

1,136	ICADE, (2)	106,407

2,388	Liberty Property Trust	105,860

87,587	LondonMetric Property PLC, (2)	213,430

4,412	Mapletree Greater China Commercial Trust, (2)	3,693

20,544	Merlin Properties Socimi SA, (2), (3)	298,260

28,500	Minto Apartment Real Estate Investment Trust, (2), (WI/DD)	314,342

26,319	Mirvac Group, (2)	42,242

17,510	Nexus Real Estate Investment Trust	26,372

24,238	Secure Income REIT Plc	122,834

166	Star Asia Investment Corp, (2)	164,644

16,318	Stride Property Group, (2)	20,223

2,192	Terreis	105,464

1,347	VEREIT, Inc.	10,022

1,319	Washington Real Estate Investment Trust	40,005
	Total Diversified	2,440,829

	Health Care – 4.8%

920	Aedifica SA	83,909

152,220	Assura PLC, (2)	115,616

8,968	Health Care Property Investors Inc.	231,554

4,452	Healthcare Realty Trust, Inc.	129,464

1,294	MedEquities Realty Trust, Inc.	14,260

1,694	Medical Properties Trust Inc.	23,784

Shares	Description (1)	Value

	Health Care (continued)

98	NorthWest Healthcare Properties REIT	$842

36,805	Parkway Life Real Estate Investment Trust, (2)	73,398

11,190	Physicians Realty Trust	178,369

225	Sabra Health Care Real Estate Investment Trust Inc.	4,889

55,574	Target Healthcare REIT Ltd	81,045

5,214	Ventas Inc.	296,937
	Total Health Care	1,234,067

	Hotels & Resorts – 3.6%

3,455	Apple Hospitality REIT, Inc.	61,775

5,000	DiamondRock Hospitality Company	61,400

7,250	Host Hotels & Resorts Inc.	152,758

35	Ichigo Hotel REIT Investment Corp, (2)	44,011

29	Invincible Investment Corporation, (2)	13,049

144	LaSalle Hotel Properties	4,929

1,664	MGM Growth Properties LLC	50,685

1,170	Pebblebrook Hotel Trust	45,396

11,767	Summit Hotel Properties Inc.	168,386

19,010	Sunstone Hotel Investors Inc.	315,946
	Total Hotels & Resorts	918,335

	Industrial – 12.7%

373	DCT Industrial Trust Inc.	24,890

12,962	Dream Industrial Real Estate Investment Trust	101,752

17,478	Duke Realty Corporation	507,386

322	EastGroup Properties Inc.	30,770

4,966	First Industrial Realty Trust, Inc.	165,566

137,178	Frasers Logistics & Industrial Trust, (2)	105,515

52,971	Goodman Group, (2)	377,621

1,575	Granite Real Estate, Inc.	64,239

8,695	Mapletree Industrial Trust, (2)	12,304

158,781	Mapletree Logistics Trust, (2)	143,111

62	Mitsui Fudosan Logistics Park Inc., (2)	189,499

1,588	Montea SCA	84,378

78	Nippon Prologis REIT Incorporated, (2)	161,882

9,070	Prologis Inc.	595,808

95,774	Propertylink Group, (2)	75,134

29,551	SEGRO PLC, (2)	260,251

2,534	STAG Industrial Inc.	69,001

32,012	Summit Industrial Income REIT	213,308

2,480	Terreno Realty Corporation	93,422
	Total Industrial	3,275,837

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Mortgage – 0.2%

1,802	Blackstone Mortgage Trust Inc., Class A	$56,637

45	KKR Real Estate Finance Trust, Inc.	890

112	TPG Re Finance Trust Inc.	2,276
	Total Mortgage	59,803

	Office – 10.2%

3,229	Alexandria Real Estate Equities Inc.	407,403

845	Allied Properties Real Estate Investment Trust	26,899

3,916	Boston Properties, Inc.	491,145

3,910	Brandywine Realty Trust	66,001

42,905	Centuria Metropolitan REIT	78,745

2,521	Columbia Property Trust Inc.	57,252

2,836	Corporate Office Properties	82,216

10,798	Cousins Properties, Inc.	104,633

2,228	Derwent London PLC, (2)	91,153

16,421	Dexus Property Group, (2)	118,030

1,693	Douglas Emmett Inc.	68,025

113	Dream Office Real Estate Investment Trust	2,014

2,446	Easterly Government Properties, Inc.	48,333

1,906	Equity Commonwealth	60,039

156,926	GDI Property Group, (2)	149,877

1,619	Great Portland Estates PLC, (2)	15,254

2,841	Highwoods Properties, Inc.	144,124

5,695	Hudson Pacific Properties Inc.	201,774

1,131	Inmobiliaria Colonial SA, (2), (3)	12,471

56	JBG Smith Properties	2,042

257	Kilroy Realty Corporation	19,439

9	Nippon Building Fund Inc., (2)	51,914

1,434	NSI NV	60,119

5,821	Paramount Group Inc.	89,643

430	Piedmont Office Realty Trust	8,570

477	SL Green Realty Corporation	47,953

1,553	Vornado Realty Trust	114,798
	Total Office	2,619,866

	Residential – 10.1%

3,093	American Campus Communities Inc.	132,628

1,060	American Homes 4 Rents, Class A	23,511

2,642	AvalonBay Communities, Inc.	454,133

149	Boardwalk Real Estate Investment Trust	5,176

3,361	Camden Property Trust	306,288

600	Canadian Apartment Properties REIT	19,456

Shares	Description (1)	Value

	Residential (continued)

2,036	Equity Lifestyles Properties Inc.	$187,108

1,588	Equity Residential	101,140

1,912	Essex Property Trust Inc.	457,102

3,133	InterRent Real Estate Investment Trust	26,215

1,463	Investors Real Estate Trust	8,090

6,546	Invitation Homes, Inc.	150,951

2,071	Killam Apartment Real Estate I	23,598

6	Nippon Accommodations Fund Inc., (2)	27,309

5,120	Northview Apartment Real Estate Investment Trust	102,349

2,568	Sun Communities Inc.	251,356

6,665	UDR Inc.	250,204

7,789	UNITE Group PLC/The, (2)	88,384
	Total Residential	2,614,998

	Retail – 12.2%

38	Acadia Realty Trust	1,040

735	Agree Realty Corporation	38,786

13	Alexander’s Inc.	4,974

4,325	Brixmor Property Group Inc.	75,385

4,243	CT Real Estate Investment Trust	41,634

317	Eurocommercial Properties NV, (2)	13,454

3,375	Federal Realty Investment Trust	427,106

87,408	Fortune REIT, (2)	102,607

43,925	Frasers Centrepoint Trust, (2)	71,182

35	Fukuoka REIT Corp, (2)	55,489

169	GGP, Inc.	3,453

96,515	IGB Real Estate Investment Trust, (2)	41,543

34	Kenedix Retail REIT Corporation, (2)	75,122

2,879	Klepierre, (2)	108,173

41,146	Link REIT, (2)	375,226

1,830	Macerich Company	103,999

27,434	Mapletree Commercial Trust, (2)	31,612

1,370	Realty Income Corporation	73,692

3,741	Regency Centers Corporation	232,241

5,228	Scentre Group, (2)	16,986

2,559	Shaftesbury PLC, (2)	31,559

4,762	Simon Property Group, Inc.	810,445

2,522	Spirit Realty Capital Inc.	20,252

914	Taubman Centers Inc.	53,707

1,079	Unibail-Rodamco-Westfield	237,584

2,449	Urban Edge Properties	56,009

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Retail (continued)

23,266	Viva Energy REIT, (2)	$38,701
	Total Retail	3,141,961

	Specialized – 8.4%

51	American Tower Corporation, REIT	7,353

1,795	ARGAN SA	88,250

2,234	Big Yellow Group PLC, (2)	28,005

2,649	CatchMark Timber Trust Inc., Class A	33,722

516	Coresite Realty Corporation	57,183

4,833	CubeSmart	155,719

3,612	Digital Realty Trust Inc.	403,027

912	Equinix Inc.	392,060

979	Extra Space Storage Inc.	97,714

802	Four Corners Property Trust, Inc.	19,753

1,201	Gaming and Leisure Properties Inc.	42,996

480	Iron Mountain Inc.	16,805

136,026	Keppel DC REIT, (2)	135,532

705	Life Storage, Inc.	68,604

1,826	Public Storage, Inc.	414,246

12,585	Safestore Holdings PLC, (2)	91,000

697	SBA Communications Corporation, (3)	115,089
	Total Specialized	2,167,058
	Total Real Estate Investment Trust Common Stocks (cost $17,687,829)	18,472,754

Shares	Description (1)	Value

	COMMON STOCKS – 25.8%

	Diversified Telecommunication Services – 1.0%

6,938	Cellnex Telecom S.A.U, (2), (3)	$174,432

10,975	Infrastrutture Wireless Italiane SpA, (2)	84,446
	Total Diversified Telecommunication Services	258,878

	Hotels, Restaurants & Leisure – 1.9%

2,637	Accor SA, (2)	129,149

1,891	Hilton Worldwide Holdings Inc.	149,692

836	Hyatt Hotels Corporation, Class A	64,497

824	Marriott International, Inc., Class A	104,318

1,985	Pandox AB, (2)	33,652

1,437	Shangri-La Asia Ltd, (2)	2,692
	Total Hotels, Restaurants & Leisure	484,000

	Industrial Conglomerates – 0.5%

107	Hopewell Holdings Ltd, (2)	366

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

8,160	Seibu Holdings Inc., (2)	$137,412
	Total Industrial Conglomerates	137,778

	IT Services – 0.4%

1,795	Interxion Holdings NV, (3)	112,044

	Real Estate Management & Development – 21.0%

241	ADO Properties S.A, (2)	13,100

5,970	Aroundtown SA, (2)	49,075

9,820	Capitaland Limited, (2)	22,728

20,216	China Resources Land Limited, (2)	67,907

22,622	City Developments Limited, (2)	181,200

67,968	CK Asset Holdings Ltd, (2)	538,056

2,413	Deutsche Wohnen Ag, (2)	116,533

8,626	Entra ASA, (2)	117,565

2,241	Essential Properties Realty Trust Inc., (3)	30,343

7,011	Fabege AB, (2)	83,388

21,214	Hang Lung Properties Ltd, (2)	43,575

12,898	Hemfosa Fastigheter AB, (2)	150,653

38,379	Hulic Company Limited, (2)	409,622

446	Hysan Development Company, (2)	2,489

12,263	Keihanshin Building Co Ltd, (2)	101,135

16,648	Kenedix Inc., (2)	101,005

66,090	Land & Houses PCL	22,542

2,566	LEG Immobilien AG, (2)	278,754

10,057	Longfor Properties Company Limited, (2)	27,040

20,331	Mitsui Fudosan Co., Ltd, (2)	489,739

25,600	New World Development Company, Limited, (2)	35,812

14,760	Parque Arauco SA	41,520

28,093	Platzer Fastigheter Holding AB	183,486

588	PSP Swiss Property AG, (2)	54,511

5,005	Sagax AB	62,026

62,697	Sirius Real Estate Ltd	51,633

17,025	Sumitomo Realty & Development Company Limited, (2)	626,945

32,010	Sun Hung Kai Properties Limited, (2)	482,261

15,408	UOL Group Ltd, (2)	86,045

4,439	VIB Vermoegen AG	113,527

16,973	Vonovia SE, (2)	806,716
	Total Real Estate Management & Development	5,390,931

	Road & Rail – 1.0%

3,522	Kyushu Railway Company, (2)	107,687

19,245	MTR Corporation, (2)	106,303

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Road & Rail (continued)

2,221	Tokyu Corp	$38,275
	Total Road & Rail	252,265
	Total Common Stocks (cost $6,807,164)	6,635,896
	Total Long-Term Investments (cost $24,494,993)	25,108,650
	Other Assets Less Liabilities – 2.5%	632,247
	Net Assets – 100%	$25,740,897

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.9%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 23.1%

	Diversified – 3.2%

190,925	AEW UK REIT PLC	$246,934

555,328	Armada Hoffler Properties Inc.	8,274,387

331,876	Artis Real Estate Investment Trust	3,309,546

59,351	Cofinimmo, SANV	7,319,146

427,272	Dream Global Real Estate Investment Trust	4,667,117

1,424,156	Fibra Uno Administracion SA	2,075,972

51,303	Fonciere Des Regions, Reg S, (2)	5,330,537

686,622	Growthpoint Properties Australia Limited, (2)	1,832,801

86,852	Hamborner REIT AG, (2)	921,293

104,366	ICADE, (2)	9,775,794

27,130	Lar Espana Real Estate Socimi SA, (2), (12)	302,483

108,298	Lexington Corporate Properties Trust	945,442

1,853,038	Mapletree Greater China Commercial Trust, (2)	1,551,052

695,790	Mirvac Group, (2)	1,116,749

2,213,321	Nexus Real Estate Investment Trust	3,333,492

112,211	NSI NV	4,704,336

67,486	Secure Income REIT Plc	342,008

4,600	Star Asia Investment Corp, (2)	4,562,417

92,940	Stride Property Group, (2)	115,181

423,568	VEREIT, Inc.	3,151,346
	Total Diversified	63,878,033

	Health Care – 4.3%

1,537,022	Assura PLC, (2)	1,167,418

399,606	Health Care Property Investors Inc.	10,317,827

504,324	MedEquities Realty Trust, Inc.	5,557,650

644,170	Medical Properties Trust Inc.	9,044,147

630,934	NorthWest Healthcare Properties REIT	5,418,358

3,591,248	Parkway Life Real Estate Investment Trust, (2)	7,161,839

914,820	Physicians Realty Trust	14,582,231

399,695	Sabra Health Care Real Estate Investment Trust Inc.	8,685,372

4,030,748	Target Healthcare REIT Ltd	5,878,138

335,621	Ventas Inc.	19,113,616
	Total Health Care	86,926,596

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Hotels & Resorts – 1.9%

515,667	American Hotel Income Properties REIT LP	$3,263,492

495,055	Apple Hospitality REIT, Inc.	8,851,583

5,225,264	Concentradora Fibra Hotelera Mexicana SA de CV	3,038,824

1,862	Invincible Investment Corporation, (2)	837,858

43,069	LaSalle Hotel Properties	1,474,252

382,280	MGM Growth Properties LLC	11,644,249

161,966	Park Hotels & Resorts, Inc.	4,961,019

17,032	RLJ Lodging Trust	375,556

319,067	Summit Hotel Properties Inc.	4,565,849
	Total Hotels & Resorts	39,012,682

	Industrial – 5.9%

969,889	Centuria Industrial REIT, (2)	1,846,508

933,793	Dream Industrial Real Estate Investment Trust	7,330,273

20,147,944	Frasers Logistics & Industrial Trust, (2)	15,497,458

102,958	Gramercy Property Trust	2,812,813

103,988	Granite Real Estate, Inc.	4,241,309

4,403,677	Mapletree Industrial Trust, (2)	6,231,592

23,308,092	Mapletree Logistics Trust, (2)	21,007,801

3,394,685	Propertylink Group, (2)	2,663,119

952,744	STAG Industrial Inc.	25,943,219

2,046,829	Summit Industrial Income REIT	13,638,780

4,662,501	TF Administradora Industrial S de RL de CV	6,362,144

1,063,381	Tritax Big Box REIT PLC, (2)	2,184,428

676,144	WPT Industrial Real Estate Investment Trust	9,391,640
	Total Industrial	119,151,084

	Mortgage – 1.9%

423,277	Blackstone Mortgage Trust Inc., Class A	13,303,596

81,769	Granite Point Mortgage Trust Inc.	1,500,461

361,964	KKR Real Estate Finance Trust, Inc.	7,159,648

459,003	Starwood Property Trust Inc.	9,964,955

305,142	TPG Re Finance Trust Inc.	6,200,485
	Total Mortgage	38,129,145

	Office – 1.1%

1,531,908	Centuria Metropolitan REIT	2,811,548

624,471	City Office REIT, Inc.	8,011,963

571	Dexus Property Group, (2)	4,104

305,855	Easterly Government Properties, Inc.	6,043,695

2,393,236	GDI Property Group, (2)	2,285,733

92,350	Inovalis Real Estate Investment Trust	709,493

Shares	Description (1)	Value

	Office (continued)

532,677	Slate Office REIT	$3,087,513
	Total Office	22,954,049

	Residential – 0.4%

1,065	American Campus Communities Inc.	45,667

5,724	Education Realty Trust Inc.	237,546

99,416	Independence Realty Trust	1,024,979

8,718	Investors Real Estate Trust	48,211

317,255	Northview Apartment Real Estate Investment Trust	6,341,963
	Total Residential	7,698,366

	Retail – 3.1%

270,721	CT Real Estate Investment Trust	2,656,449

22,819	Eurocommercial Properties NV, (2)	968,501

8,904,226	Fortune REIT, (2)	10,452,587

5,622,816	Frasers Centrepoint Trust, (2)	9,112,008

11,849,711	IGB Real Estate Investment Trust, (2)	5,100,448

160,046	Immobiliare Grande Distribuzione SIIQ SpA	1,286,258

304	Kenedix Retail REIT Corporation, (2)	671,675

43,790	Klepierre, (2)	1,645,327

176,239	Macerich Company	10,015,662

5,074,548	Mapletree Commercial Trust, (2)	5,847,425

41,410	NewRiver REIT PLC, (2)	147,236

1,811	Realty Income Corporation	97,414

2,721	Scentre Group, (2)	8,841

24,707	Simon Property Group, Inc.	4,204,884

334,238	Spirit Realty Capital Inc.	2,683,931

22,080	Unibail-Rodamco-Westfield	4,861,766

21,485	Vicinity Centres, (2)	41,204

2,108,957	Viva Energy REIT, (2)	3,508,047
	Total Retail	63,309,663

	Specialized – 1.3%

249,045	Automotive Properties Real Estate Investment Trust	1,977,735

201,488	Gaming and Leisure Properties Inc.	7,213,270

73,582	Iron Mountain Inc.	2,576,106

96,251	Jernigan Capital Inc.	1,834,544

9,925,612	Keppel DC REIT, (2)	9,889,530

1,763,284	National Storage REIT, (2)	2,146,862
	Total Specialized	25,638,047
	Total Real Estate Investment Trust Common Stocks (cost $442,006,129)	466,697,665

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.9%

	Electric Utilities – 3.1%

286,541	Brookfield Infrastructure Partners LP	5.350%	BBB–	$5,634,264

207,775	Entergy Arkansas Inc.	4.875%	A	5,078,021

83,721	Entergy Louisiana LLC	4.875%	A	2,039,444

31,818	Entergy Texas Inc.	5.625%	A	826,313

356,817	Georgia Power Company	5.000%	Baa1	8,777,698

343,355	Integrys Energy Group Inc., (2)	6.000%	Baa1	9,013,069

268,743	NextEra Energy Inc.	5.250%	BBB	6,740,074

143,662	NextEra Energy Inc.	5.000%	BBB	3,600,170

42,823	PPL Capital Funding, Inc.	5.900%	BBB	1,085,991

379,236	Southern Company	5.250%	BBB	9,499,862

393,290	Southern Company	5.250%	BBB	9,674,934
	Total Electric Utilities			61,969,840

	Equity Real Estate Investment Trusts – 11.3%

260,465	American Homes 4 Rent	6.350%	N/R	6,545,485

215,431	American Homes 4 Rent	5.875%	BB	5,295,294

92,041	American Homes 4 Rent	6.500%	N/R	2,333,239

217,137	American Homes 4 Rent	5.875%	BB	5,233,002

302,162	CBL & Associates Properties Inc.	7.375%	BB–	5,816,619

66,488	Cedar Shopping Centers Inc., Series A	7.250%	N/R	1,550,500

279,471	Cedar Shopping Centers Inc., Series A	6.500%	N/R	5,952,732

444,146	City Office REIT, Inc.	6.625%	N/R	10,806,072

57,174	Colony Capital Inc.	7.500%	N/R	1,386,469

11,888	Colony Capital Inc.	7.150%	N/R	275,207

158,308	Colony Capital Inc.	7.125%	N/R	3,680,661

309,263	Colony Capital Inc.	7.125%	N/R	7,147,068

66,742	DDR Corporation	6.500%	Ba1	1,600,473

313,487	DDR Corporation	6.375%	BB+	7,711,780

218,769	Digital Realty Trust Inc.	5.250%	Baa3	5,228,579

231,776	EPR Properties Inc.	5.750%	Baa3	5,423,558

88,371	Farmland Partners, Inc.	6.000%	N/R	2,159,787

153,288	GGP, Inc.	6.375%	N/R	3,678,912

70,824	Gladstone Commercial Corporation	7.000%	N/R	1,804,596

180,780	Gramercy Property Trust	7.125%	BB+	4,564,695

164,587	Hersha Hospitality Trust	6.875%	N/R	4,065,299

319,201	Hersha Hospitality Trust	6.500%	N/R	7,654,440

495,644	Hersha Hospitality Trust	6.500%	N/R	11,870,674

375,281	Investors Real Estate Trust	6.625%	N/R	9,134,340

184,206	Kimco Realty Corporation,.	5.250%	Baa2	4,139,109

1,966	Kimco Realty Corporation	5.500%	Baa2	46,673

Shares	Description (1)	Coupon	Ratings (3)	Value

	Equity Real Estate Investment Trusts (continued)

1,749	Kimco Realty Corporation	5.125%	Baa2	$40,070

36	LaSalle Hotel Properties	6.375%	N/R	900

248,017	LaSalle Hotel Properties	6.300%	N/R	6,138,421

6,413	Mid-America Apartment Communities Inc.	8.500%	BBB–	403,891

424,933	Monmouth Real Estate Investment Corp	6.125%	N/R	10,198,392

89,271	National Retail Properties Inc.	5.200%	Baa2	2,078,229

336,191	Pebblebrook Hotel Trust	6.500%	N/R	8,572,870

252,091	Pebblebrook Hotel Trust	6.375%	N/R	6,413,195

146,704	Penn Real Estate Investment Trust	6.875%	N/R	3,249,494

186,384	PS Business Parks, Inc.	5.200%	Baa2	4,357,658

144,845	PS Business Parks, Inc.	5.250%	BBB	3,447,311

159	Public Storage, Inc.	5.050%	A3	3,929

830	Rexford Industrial Realty Inc.	5.875%	BB	20,136

102,441	Saul Centers, Inc.	6.125%	N/R	2,353,070

10,424	Senior Housing Properties Trust	6.250%	BBB–	268,105

122,135	STAG Industrial Inc.	6.875%	BB+	3,135,205

107,803	Summit Hotel Properties Inc.	6.450%	N/R	2,609,911

337,422	Summit Hotel Properties Inc.	6.250%	N/R	8,131,870

54,447	Sunstone Hotel Investors Inc.	6.950%	N/R	1,383,498

235,186	Sunstone Hotel Investors Inc.	6.450%	N/R	5,931,391

52,816	Taubman Centers Incorporated, Series K	6.250%	N/R	1,307,196

141,182	UMH Properties Inc.	8.000%	N/R	3,734,264

347,762	UMH Properties Inc.	6.750%	N/R	8,822,722

118,444	Urstadt Biddle Properties	6.750%	N/R	2,983,604

170,975	Urstadt Biddle Properties	6.250%	N/R	4,265,826

90,472	Ventas Realty LP	5.450%	BBB+	2,266,324

399,481	Vornado Realty Trust.	5.250%	BBB–	9,271,954

43,492	Washington Prime Group, Inc.	6.875%	Ba1	929,424
	Total Equity Real Estate Investment Trusts			227,424,123

	Independent Power & Renewable Electricity Producers – 0.1%

156,528	Brookfield Renewable Partners	5.750%	BBB–	3,065,908

	Multi-Utilities – 1.8%

597,648	Dominion Energy, Inc.	5.250%	BBB–	14,785,812

179,518	DTE Energy Company	5.250%	Baa2	4,417,938

242,201	DTE Energy Company	6.000%	Baa2	6,391,684

326,600	DTE Energy Company	5.375%	Baa2	8,243,384

67,556	DTE Energy Company	5.250%	Baa2	1,676,740
	Total Multi-Utilities			35,515,558

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 1.3%

48,498	Enbridge Inc.	4.000%	BBB–	$1,156,677

74,628	Enbridge Inc.	0.406%	BBB–	1,879,133

184,164	NGL Energy Partner LP	9.000%	N/R	4,534,118

531,056	Nustar Energy LP	8.500%	B1	12,442,642

125,635	Nustar Energy LP	7.625%	B1	2,586,825

151,989	Pembina Pipeline Corporation	5.750%	BB+	3,040,589
	Total Oil, Gas & Consumable Fuels			25,639,984

	Real Estate Management & Development – 0.3%

279,047	Landmark Infrastructure Partners LP	8.000%	N/R	6,878,509
	Total $25 Par (or similar) Retail Preferred (cost $367,058,126)			360,493,922

Shares	Description (1)			Value

	COMMON STOCKS – 17.1%

	Air Freight & Logistics – 0.6%

295,090	BPost SA			$4,662,521

156,488	Oesterreichische Post AG, (2)			7,131,505
	Total Air Freight & Logistics			11,794,026

	Commercial Services & Supplies – 0.0%

3,293	Covanta Holding Corporation			54,334

	Diversified Telecommunication Services – 1.2%

4,096,680	HKBN Limited, (2)			6,301,734

4,498,317	HKT Trust and HKT Limited, (2)			5,761,021

20,333,290	Netlink NBN Trust, (2)			11,043,401

698,640	Singapore Telecommunications Limited, (2)			1,577,387
	Total Diversified Telecommunication Services			24,683,543

	Electric Utilities – 5.8%

7,184,349	AusNet Services, (2)			8,532,881

8,060	Brookfield Infrastructure Partners LP			309,504

1,432,649	Contact Energy Limited, (2)			5,671,407

55,199	Duke Energy Corporation, (12)			4,365,137

436,074	Endesa S.A, (2)			9,589,963

2,877,611	Enel SpA, (2)			15,945,363

713,087	Enersis Chile SA			3,479,865

2,463,716	Infratil Limited, (2)			5,635,990

832,668	Power Assets Holdings Limited			5,821,332

288,536	PPL Corporation, (12)			8,237,703

104,979	Red Electrica Corporacion SA, (2)			2,132,754

739,200	Scottish and Southern Energy PLC, (2)			13,195,129

15,528,490	Spark Infrastructure Group, (2)			26,196,716

315,197	Terna-Rete Elettrica Nazionale SpA, (2)			1,702,275

Shares	Description (1)	Value

	Electric Utilities (continued)

1,114,859	Transmissora Alianca de Energia Eletrica SA	$5,379,053
	Total Electric Utilities	116,195,072

	Gas Utilities – 0.4%

29,632	AmeriGas Partners, LP	1,251,063

273,089	Gas Natural SDG S.A, (2), (12)	7,219,335
	Total Gas Utilities	8,470,398

	Independent Power & Renewable Electricity Producers – 0.7%

327,194	Brookfield Renewable Energy Partners LP	9,820,922

1,464,332	Meridian Energy Limited, (2)	3,093,051

23,981	NRG Yield, Inc., Class C Shares	412,473

11,685	Pattern Energy Group Inc.	219,094
	Total Independent Power & Renewable Electricity Producers	13,545,540

	Industrial Conglomerates – 0.1%

840,907	Hopewell Holdings Ltd, (2)	2,879,620

	Media – 0.2%

197,435	Eutelsat Communications, (2)	4,085,961

	Multi-Utilities – 1.8%

586,031	Engie, (2)	8,964,218

127,313	National Grid PLC	7,110,431

2,088,833	Redes Energeticas Nacionais SA, (2)	5,843,671

407,122	Suez Environment Company, (2)	5,266,534

3,515,359	Vector Limited, (2)	8,067,439
	Total Multi-Utilities	35,252,293

	Oil, Gas & Consumable Fuels – 3.9%

82,223	Enagas, (2)	2,398,136

418,804	Enbridge Inc.	14,947,115

14,366	Enbridge Income Fund Holdings Inc.	352,307

371,763	Enterprise Products Partnership LP	10,286,682

401,496	Gibson Energy Incorporated	5,353,687

435,247	Inter Pipeline Limited	8,157,674

253,095	ONEOK, Inc.	17,673,624

46,857	Plains GP Holdings LP, Class A Shares	1,120,351

3,592,391	Snam Rete Gas S.p.A, (2)	14,970,945

91,781	Western Gas Equity Partners LP	3,281,171
	Total Oil, Gas & Consumable Fuels	78,541,692

	Real Estate Management & Development – 0.4%

436,899	Atrium European Real Estate Ltd, (2)	1,979,700

39,026	Brookfield Property Partners	742,274

308,589	Essential Properties Realty Trust Inc., (12)	4,178,295

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares		Description (1)				Value

		Real Estate Management & Development (continued)

13,850		Landmark Infrastructure Partners LP				$191,822
		Total Real Estate Management & Development				7,092,091

		Road & Rail – 0.4%

2,074,540		Aurizon Holdings Limited, (2)				6,634,255

1,172,697		Stagocoach Group PLC, (2)				2,183,034
		Total Road & Rail				8,817,289

		Semiconductors & Semiconductor Equipment – 0.1%

2,618		Canadian Solar, Inc., (2)				2,577,040

		Trading Companies & Distributors – 0.0%

50,198		Fortress Transportation & Investor, LLC				907,078

		Transportation Infrastructure – 0.9%

384,702		Enav S.p.A, (2)				1,924,586

3,419,943		Hutchison Port Holdings Trust, (2)				954,482

232,115		Macquarie Infrastructure Corporation				9,795,253

158,971		Sydney Airport, (2)				841,583

491,983		Transurban Group, (2)				4,356,660
		Total Transportation Infrastructure				17,872,564

		Water Utilities – 0.6%

2,008,903		Aguas Andinas SA. Class A				1,097,311

93,033		Cia de Saneamento do Parana				1,138,984

2,295,876		Inversiones Aguas Metropolitanas SA				3,506,384

227,066		Pennon Group PLC, (2)				2,374,664

28,801		Severn Trent PLC, (2)				750,951

322,516		United Utilities PLC, (2)				3,242,346
		Total Water Utilities				12,110,640
		Total Common Stocks (cost $341,164,550)				344,879,181

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 16.6%

		Diversified Financial Services – 0.3%

$2,625		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$2,696,178

3,965		RKP Overseas Finance 2016 A, Reg S	7.950%	N/A (6)	B1	3,310,589
		Total Diversified Financial Services				6,006,767

		Electric Utilities – 5.2%

5,420		AES Gener SA, 144A	8.375%	12/18/73	BB	5,551,977

3,175		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	3,285,103

4,200	GBP	Electricite de France S.A, Reg S	5.875%	N/A (6)	BBB	5,486,552

25,305		Emera, Inc.	6.750%	6/15/76	BBB–	26,317,200

5,910		EnBW Energie Baden-Wuerttemberg AG, Reg S	5.125%	4/05/77	Baa2	5,894,279

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Electric Utilities (continued)

$10,670		Enel SpA, 144A	8.750%	9/24/73	BBB–	$11,870,375

2,780		Exelon Corporation	6.350%	3/15/33	Baa2	2,946,800

17,455		NextEra Energy Capital Holdings Inc. (3-Month LIBOR reference rate + 2.125% spread), (11)	4.466%	6/15/67	BBB	16,974,992

11,695		NextEra Energy Inc.	4.800%	12/01/77	BBB	10,876,350

7,769		NextEra Energy Inc. (3-Month LIBOR reference rate + 2.068% spread), (11)	4.405%	10/01/66	BBB	7,574,775

3,929		PPL Capital Funding Inc. (3-Month LIBOR reference rate + 2.665% spread), (11)	5.001%	3/30/67	BBB	3,929,000

3,280		SSE PLC, Reg S	4.750%	9/16/77	BBB	3,164,938
		Total Electric Utilities				103,872,341

		Energy Equipment & Services – 2.4%

16,350		TranCanada Pipelines Limited (3-Month LIBOR reference rate + 2.210% spread), (11)	4.553%	5/15/67	Baa1	15,285,615

12,525		Transcanada Trust	5.875%	8/15/76	Baa2	12,399,750

13,642		Transcanada Trust	5.625%	5/20/75	Baa2	13,300,950

8,610		Transcanada Trust	5.300%	3/15/77	Baa2	8,140,884
		Total Energy Equipment & Services				49,127,199

		Equity Real Estate Investment Trusts – 0.1%

3,750	SGD	Cache Logistics Trust, Reg S	5.500%	N/A (6)	N/R	2,752,431

		Gas Utilities – 0.3%

3,302		SK E&S Co Ltd, 144A	4.875%	N/A (6)	BB+	3,260,725

2,395		Towngas Finance Ltd, Reg S	4.750%	N/A (6)	A–	2,391,968
		Total Gas Utilities				5,652,693

		Marine – 0.2%

3,295		Royal Capital BV, Reg S	5.500%	N/A (6)	N/R	3,268,841

		Multi-Utilities – 1.1%

7,070		RWE AG, Reg S	6.625%	7/30/75	BB+	7,415,369

15,261		WEC Energy Group, Inc. (3-Month LIBOR reference rate + 2.113% spread), (11)	4.455%	5/15/67	BBB	15,051,924
		Total Multi-Utilities				22,467,293

		Oil, Gas & Consumable Fuels – 6.3%

5,790		Buckeye Partners LP.	6.375%	1/22/78	Ba1	5,161,660

2,694		DCP Midstream LP	7.375%	N/A (6)	BB–	2,579,505

9,876		Enbridge Energy Partners LP (3-Month LIBOR reference rate + 3.798% spread), (11)	6.106%	10/01/37	BB+	9,863,655

23,702		Enbridge Inc.	6.000%	1/15/77	BBB–	22,279,880

25,074		Enbridge Inc.	5.500%	7/15/77	BBB–	22,848,683

6,832		Enbridge Inc.	6.250%	3/01/78	BBB–	6,422,475

2,694		Energy Transfer Partners	6.250%	N/A (6)	BB	2,495,317

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Oil, Gas & Consumable Fuels (continued)

$16,066		Energy Transfer Partners LP. (3-Month LIBOR reference rate + 3.018% spread), (11)	5.376%	11/01/66	Ba1	$13,696,265

5,019		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	4,692,765

13,575		Enterprise Products Operating LLP	5.250%	8/16/77	Baa2	12,624,750

11,215		Enterprise Products Operating LLC (3-Month LIBOR reference rate + 2.778% spread), (11)	4.784%	6/01/67	Baa2	11,116,869

13,960		Plains All American Pipeline L.P	6.125%	N/A (6)	BB	13,122,400
		Total Oil, Gas & Consumable Fuels				126,904,224

		Real Estate Management & Development – 0.7%

12,250		AT Securities BV, Reg S	5.250%	N/A (6)	BBB–	11,196,500

4,750	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (6)	N/R	3,225,778
		Total Real Estate Management & Development				14,422,278
		Total $1,000 Par (or similar) Institutional Preferred (cost $348,621,504)				334,474,067

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CORPORATE BONDS – 14.5%

		Air Freight & Logistics – 0.1%

$3,100		Mexico City Airport Trust, 144A	5.500%	7/31/47	BBB+	$2,762,100

		Commercial Services & Supplies – 1.6%

4,955		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B	4,930,225

858		Covanta Holding Corporation	5.875%	3/01/24	B1	845,130

4,620		Covanta Holding Corporation	5.875%	7/01/25	B1	4,458,300

2,500	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	2,904,873

5,060		Hulk Finance Corp, 144A	7.000%	6/01/26	B–	4,844,950

1,750		Tervita Escrow Corp, 144A	7.625%	12/01/21	B2	1,785,000

6,599		Tervita Escrow Corporation, 144A	7.625%	12/01/21	B	6,730,980

3,115		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	2,994,294

2,890		Wrangler Buyer Corp., 144A	6.000%	10/01/25	CCC+	2,731,050
		Total Commercial Services & Supplies				32,224,802

		Communications Equipment – 0.2%

4,860		ViaSat Inc., 144A	5.625%	9/15/25	BB–	4,568,400

		Construction & Engineering – 0.3%

15,078,705	COP	Fideicomiso Ruta Al Mar., 144A	6.750%	2/15/44	BBB–	5,048,013

		Diversified Financial Services – 0.8%

6,095		Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	5,849,372

4,600		Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	10/01/25	BB	4,317,330

2,730		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	2,730,355

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Diversified Financial Services (continued)

$16,905	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	$4,034,606
		Total Diversified Financial Services				16,931,663

		Diversified Telecommunication Services – 0.1%

2,031		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	2,036,078

		Electric Utilities – 2.2%

4,620		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	4,513,186

3,144		Brooklyn Navy Yard Cogeneration Partners LP, 144A	7.420%	10/01/20	B+	3,017,783

11,759		Crocket Cogeneration LP, 144A	5.869%	3/30/25	BB+	10,597,936

9,219		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	9,442,782

11,925		Red Oak Power LLC	9.200%	11/30/29	BB–	13,624,313

2,505		Terraform Global Operating LLC, 144A	6.125%	3/01/26	BB	2,473,687
		Total Electric Utilities				43,669,687

		Equity Real Estate Investment Trusts – 1.2%

4,600		Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	4,393,975

4,835		CoreCivic, Inc.	4.750%	10/15/27	Ba1	4,387,763

2,110		CyrusOne LP Finance.	5.375%	3/15/27	BB+	2,094,175

6,280		Geo Group Inc.	6.000%	4/15/26	B+	6,091,600

1,735		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	1,605,569

6,245		SBA Communications Corporation	4.875%	9/01/24	B+	5,973,592
		Total Equity Real Estate Investment Trusts				24,546,674

		Gas Utilities – 1.4%

4,165		AmeriGas Partners LP/AmeriGas Finance Corporation	5.750%	5/20/27	BB	3,956,750

1,945		Ferrellgas LP	6.750%	1/15/22	B–	1,760,225

47,768	MXN	Gas Natural Mexico SA	7.670%	7/03/25	N/R	2,210,144

54,265	MXN	Infraestructura Energetica Nova SAB de CV	6.300%	2/02/23	Baa1	2,484,792

2,100		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,121,000

4,870		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	4,918,700

4,680		NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	4,422,600

2,795		Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	2,795,000

2,915		Suburban Propane Partners LP	5.875%	3/01/27	BB–	2,725,525
		Total Gas Utilities				27,394,736

		Health Care Providers & Services – 0.4%

8,420		Community Health Systems, Inc.	6.250%	3/31/23	B	7,704,300

885		Tenet Healthcare Corp	4.625%	7/15/24	BB–	838,272
		Total Health Care Providers & Services				8,542,572

		Hotels, Restaurants & Leisure – 0.2%

1,938		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,918,620

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Hotels, Restaurants & Leisure (continued)

$1,695		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB–	$1,538,213
		Total Hotels, Restaurants & Leisure				3,456,833

		Independent Power & Renewable Electricity Producers – 0.6%

3,930		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	3,592,020

3,000		Calpine Corporation., 144A	5.250%	6/01/26	BB+	2,827,500

1,104		Capex SA, 144A	6.875%	5/15/24	B+	984,348

1,450		GenOn Energy Inc., (5)	9.500%	10/15/18	N/R	1,319,500

3,945		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	3,875,962
		Total Independent Power & Renewable Electricity Producers				12,599,330

		IT Services – 0.2%

4,400		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	4,323,000

		Marine – 0.1%

6,500	NOK	FJORD 1 ASA, Reg S	4.580%	11/22/22	N/R	811,068

		Mortgage Real Estate Investment Trusts – 0.2%

4,205		Starwood Property Trust, 144A	4.750%	3/15/25	BB–	4,036,800

		Multi-Utilities – 0.2%

3,085		Dominion Energy, Inc.	5.750%	10/01/54	BBB–	3,214,570

		Oil, Gas & Consumable Fuels – 2.3%

1,905		Calumet Specialty Products	6.500%	4/15/21	B–	1,895,475

2,559		Calumet Specialty Products	7.625%	1/15/22	B–	2,559,000

7,725		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	7,068,375

200		Delek & Avner Tamar Bond Ltd, 144A	5.412%	12/30/25	BBB–	200,600

7,855		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	7,154,260

6,365		Genesis Energy LP	5.625%	6/15/24	BB–	5,951,275

1,620		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	1,607,850

3,495		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	3,451,313

5,890		Par Petroleum LLC / Petroleum Finance Corp., 144A	7.750%	12/15/25	BB–	5,993,075

4,995		PBF Holding Company LLC.	7.250%	6/15/25	BB	5,250,994

3,000		Sunoco LP / Sunoco Finance Corp., 144A	5.875%	3/15/28	BB	2,828,490

3,215		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	3,247,150
		Total Oil, Gas & Consumable Fuels				47,207,857

		Real Estate Management & Development – 1.0%

6,015		APL Realty Holdings Pte Ltd, Reg S	5.950%	6/02/24	Ba3	4,600,380

2,400	EUR	Cibus Nordic Real Estate AB, Reg S	4.173%	5/26/21	N/R	2,816,896

9,370		Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	8,737,525

4,348		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	4,217,560

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		Real Estate Management & Development (continued)

$600		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	$555,727
		Total Real Estate Management & Development				20,928,088

		Road & Rail – 0.1%

1,133		Panama Canal Railway Co, 144A	7.000%	11/01/26	Ba1	1,124,306

		Transportation Infrastructure – 1.0%

1,855		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB	1,861,493

1,635		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	1,700,400

445		Delhi International Airport Ltd, 144A	6.125%	10/31/26	BB	437,319

10,691	MXN	Grupo Aeroportuario Del Centro Norte, SAB de CV	6.850%	6/07/21	N/R	511,738

5,825		Hidrovias International Finance SARL., 144A	5.950%	1/24/25	BB	5,227,938

2,970	EUR	Swissport Financing Sarl, 144A	9.750%	12/15/22	CCC	3,724,214

6,426		Terminales Portuarios, 144A	8.125%	4/01/37	BB	6,670,216
		Total Transportation Infrastructure				20,133,318

		Water Utilities – 0.3%

6,879		AEGEA Finance SARL, 144A	5.750%	10/10/24	Ba2	6,359,636

		Wireless Telecommunication Services – 0.0%

885		Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	818,625
		Total Corporate Bonds (cost $304,831,971)				292,738,156

Shares		Description (1)	Coupon		Ratings (3)	Value

		CONVERTIBLE PREFERRED SECURITIES – 4.1%

		Electric Utilities – 0.5%

195,190		NextEra Energy Inc.	6.123%		BBB	$11,145,349

		Equity Real Estate Investment Trusts – 1.8%

210,164		Braemar Hotels & Resorts Inc.	5.500%		N/R	3,967,896

8,608		Crown Castle International Corporation	6.875%		N/R	8,599,392

90,943		EPR Properties Inc.	9.000%		BB	3,146,628

25,936		Equity Commonwealth	6.500%		Baa3	675,892

29,359		Lexington Corporate Properties Trust, Series B	6.500%		N/R	1,438,591

46,563		QTS Realty Trust Inc.	6.500%		B–	4,680,047

212,287		Ramco-Gershenson Properties Trust	7.250%		N/R	11,191,771

79,793		RLJ Lodging Trust	1.950%		B–	2,093,768
		Total Equity Real Estate Investment Trusts				35,793,985

		Multi-Utilities – 1.3%

253,676		Dominion Energy, Inc.	6.750%		BBB–	11,722,368

127,619		DTE Energy Company	5.000%		BBB+	6,596,626

83,854		Sempra Energy	6.000%		N/R	8,654,571
		Total Multi-Utilities				26,973,565

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)			Coupon		Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 0.5%

269,694	Kinder Morgan Inc.			9.750%		N/R	$9,350,291
	Total Convertible Preferred Securities (cost $85,271,910)						83,263,190

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.7% (7)

	Capital Markets – 0.1%

$2,940	Hummel Station LLC, Construction, Term Loan B1, (DD1)	8.358%	1-Month LIBOR	6.000%	10/27/22	BB–	$2,878,745

	Commercial Services & Supplies – 0.1%

2,240	EnergySolutions LLC, (WI/DD)	TBD	TBD	TBD	TBD	B	2,247,000

	Diversified Telecommunication Services – 0.1%

1,600	SBA Senior Finance II LLC, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,591,568

	Electric Utilities – 0.4%

2,219	Homer City Generation LP	13.331%	1-Month LIBOR	11.000%	4/06/23	N/R	2,081,070

4,585	Invenergy Thermal Operating I LLC	7.862%	3-Month LIBOR	5.500%	10/19/22	B1	4,573,835

2,199	Panda Liberty LLC	8.830%	3-Month LIBOR	6.500%	8/21/20	BB–	2,074,177
9,003	Total Electric Utilities						8,729,082

	Equity Real Estate Investment Trusts – 0.2%

1,472	Iron Mountain Inc.	4.086%	1-Month LIBOR	1.750%	3/22/26	BB	1,446,175

2,860	VICI Properties 1 LLC, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	2,844,813
4,332	Total Equity Real Estate Investment Trusts						4,290,988

	Hotels, Restaurants & Leisure – 0.2%

3,000	CityCenter Holdings LLC, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,989,560

	Independent Power & Renewable Electricity Producers – 0.1%

2,937	Terra-Gen Finance Co LLC	6.576%	1-Month LIBOR	4.250%	12/09/21	B+	2,658,356

	Oil, Gas & Consumable Fuels – 0.5%

5,500	BCP Renaissance Parent LLC., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	5,497,415

3,425	Limetree Bay Terminals LLC, (WI/DD)	TBD	TBD	TBD	TBD	N/R	3,402,496
8,925	Total Oil, Gas & Consumable Fuels						8,899,911

	Real Estate Management & Development – 1.0%

12,500	Brookfield Retail Hold, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	12,303,125

8,110	Invitation Homes Operating Partnership LP	4.069%	1-Month LIBOR	1.800%	2/06/22	N/R	7,957,938
20,610	Total Real Estate Management & Development						20,261,063
$55,587	Total Variable Rate Senior Loan Interests (cost $54,720,221)						54,546,273

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		CONVERTIBLE BONDS – 0.9%

		Oil, Gas & Consumable Fuels – 0.7%

$16,905		Cheniere Energy Inc.	4.250%	3/15/45	N/R	$13,383,672

		Real Estate Management & Development – 0.2%

4,055		Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	4,278,430
$20,960		Total Convertible Bonds (cost $15,954,563)				17,662,102

Shares		Description (1), (9)				Value

		INVESTMENT COMPANIES – 0.8%

1,651,930		John Laing Infrastructure Fund				$2,582,684

26,405,300		Keppel Infrastructure Trust				10,073,782

1,378,436		NextEnergy Solar Fund Limited				1,964,727

1,693,772		Starwood European Real Estate Finance Limited				2,414,185
		Total Investment Companies (cost $17,158,417)				17,035,378

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		SOVEREIGN DEBT – 0.2%

		Costa Rica – 0.0%

$1,273		Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	Ba2	$1,056,590

		India – 0.2%

250,000	INR	National Highways Authority of India, Reg S	7.300%	5/18/22	N/R	3,616,412
		Total Sovereign Debt (cost $5,040,455)				4,673,002
		Total Long-Term Investments (cost $1,981,827,846)				1,976,462,936

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 2.3%

		REPURCHASE AGREEMENTS – 2.3%

$45,321		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $45,324,783, collateralized by $48,235,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $46,229,196	0.900%	7/02/18		$45,321,384
		Total Short-Term Investments (cost $45,321,384)				45,321,384
		Total Investments (cost $2,027,149,230) – 100.2%				2,021,784,320
		Other Assets Less Liabilities – (0.2)% (10)				(3,820,351)
		Net Assets – 100%				$2,017,963,969

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(89)	9/18	$(10,102,005)	$(10,111,930)	$(9,925)	$2,086
U.S. Treasury Long Bond	Short	(28)	9/18	(4,016,336)	(4,060,000)	(43,664)	(875)
U.S. Treasury Ultra Bond	Short	(62)	9/18	(9,774,525)	(9,892,875)	(118,350)	3,875
				$(23,892,866)	$(24,064,805)	$(171,939)	$5,086
Total receivable for variation margin on futures contracts							$5,961
Total payable for variation margin on futures contracts							$(875)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)

Other assets less liabilities include the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

COP	Colombian Peso

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

GBP	Pound Sterling

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

NOK	Norwegian Krone

REIT	Real Estate Investment Trust

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SGD	Singapore Dollar

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.4%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 94.6%

	Diversified - 3.0%

946,037	Alexander & Baldwin Inc.	$22,231,870

225,943	Armada Hoffler Properties Inc.	3,366,551

423,541	Empire State Realty Trust Inc.	7,242,551

1,277,155	Forest City Realty Trust Inc.	29,131,906

691,602	Liberty Property Trust	30,658,717

388,501	VEREIT, Inc.	2,890,447

381,877	Washington Real Estate Investment Trust	11,582,329
	Total Diversified	107,104,371

	Health Care – 7.5%

2,596,064	Health Care Property Investors Inc.	67,030,372

1,289,741	Healthcare Realty Trust, Inc.	37,505,668

371,564	MedEquities Realty Trust, Inc.	4,094,635

486,814	Medical Properties Trust Inc.	6,834,869

7,933,424	Parkway Life Real Estate Investment Trust, (2)	15,821,227

3,239,492	Physicians Realty Trust	51,637,502

64,993	Sabra Health Care Real Estate Investment Trust Inc.	1,412,298

1,509,885	Ventas Inc.	85,987,951
	Total Health Care	270,324,522

	Hotels & Resorts – 6.9%

1,001,252	Apple Hospitality REIT, Inc.	17,902,386

1,448,256	DiamondRock Hospitality Company	17,784,584

2,100,869	Host Hotels & Resorts Inc.	44,265,310

41,764	LaSalle Hotel Properties	1,429,582

477,650	MGM Growth Properties LLC	14,549,219

339,327	Pebblebrook Hotel Trust	13,165,888

3,475,241	Summit Hotel Properties Inc.	49,730,699

5,514,687	Sunstone Hotel Investors Inc.	91,654,098
	Total Hotels & Resorts	250,481,766

	Industrial – 12.1%

106,981	DCT Industrial Trust Inc.	7,138,842

898,816	Dream Industrial Real Estate Investment Trust	7,055,704

5,064,254	Duke Realty Corporation	147,015,294

92,917	EastGroup Properties Inc., (3)	8,879,149

1,438,882	First Industrial Realty Trust, Inc.	47,972,326

Shares	Description (1)	Value

	Industrial (continued)

2,628,899	Prologis Inc.	$172,692,375

733,818	STAG Industrial Inc.	19,981,864

714,220	Terreno Realty Corporation	26,904,667
	Total Industrial	437,640,221

	Mortgage – 0.5%

522,066	Blackstone Mortgage Trust Inc., Class A	16,408,534

13,190	KKR Real Estate Finance Trust, Inc.	260,898

33,239	TPG Re Finance Trust Inc.	675,416
	Total Mortgage	17,344,848

	Office – 16.1%

927,401	Alexandria Real Estate Equities Inc.	117,010,184

1,134,638	Boston Properties, Inc.	142,306,298

1,121,545	Brandywine Realty Trust	18,931,680

723,068	Columbia Property Trust Inc.	16,420,874

818,903	Corporate Office Properties	23,739,998

3,109,743	Cousins Properties, Inc.	30,133,410

487,842	Douglas Emmett Inc.	19,601,492

703,966	Easterly Government Properties, Inc.	13,910,368

548,541	Equity Commonwealth	17,279,042

822,552	Highwoods Properties, Inc.	41,728,063

1,633,080	Hudson Pacific Properties Inc.	57,860,024

16,178	JBG Smith Properties	590,012

74,535	Kilroy Realty Corporation	5,637,827

1,660,396	Paramount Group Inc.	25,570,098

124,753	Piedmont Office Realty Trust	2,486,327

137,022	SL Green Realty Corporation	13,774,822

448,139	Vornado Realty Trust	33,126,435
	Total Office	580,106,954

	Residential – 18.6%

894,824	American Campus Communities Inc.	38,370,053

306,812	American Homes 4 Rents, Class A	6,805,090

765,540	AvalonBay Communities, Inc.	131,588,671

973,014	Camden Property Trust	88,670,766

583,920	Equity Lifestyles Properties Inc.	53,662,248

455,893	Equity Residential	29,035,825

553,718	Essex Property Trust Inc.	132,377,362

419,514	Investors Real Estate Trust	2,319,912

1,898,913	Invitation Homes, Inc.	43,788,934

742,060	Sun Communities Inc.	72,632,833

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2018

(Unaudited)

Shares	Description (1)	Value

	Residential (continued)

1,930,591	UDR Inc.	$72,474,386
	Total Residential	671,726,080

	Retail – 15.3%

10,984	Acadia Realty Trust	300,632

215,711	Agree Realty Corporation	11,383,069

3,657	Alexander’s Inc.	1,399,278

1,242,709	Brixmor Property Group Inc.	21,660,418

977,935	Federal Realty Investment Trust	123,757,674

49,058	GGP, Inc.	1,002,255

526,849	Macerich Company	29,940,829

394,351	Realty Income Corporation	21,212,140

1,083,073	Regency Centers Corporation	67,237,172

1,379,017	Simon Property Group, Inc., (3)	234,694,903

723,861	Spirit Realty Capital Inc.	5,812,604

261,971	Taubman Centers Inc., (3)	15,393,416

708,946	Urban Edge Properties	16,213,595
	Total Retail	550,007,985

	Specialized – 14.6%

14,938	American Tower Corporation, REIT	2,153,611

768,296	CatchMark Timber Trust Inc., Class A	9,780,408

150,154	Coresite Realty Corporation	16,640,066

1,393,554	CubeSmart	44,900,310

1,037,832	Digital Realty Trust Inc.	115,801,295

264,387	Equinix Inc.	113,657,327

283,612	Extra Space Storage Inc.	28,307,314

232,232	Four Corners Property Trust, Inc.	5,719,874

342,057	Gaming and Leisure Properties Inc.	12,245,641

137,537	Iron Mountain Inc.	4,815,170

202,524	Life Storage, Inc.	19,707,610

529,426	Public Storage, Inc.	120,105,582

199,965	SBA Communications Corporation, (4)	33,018,221
	Total Specialized	526,852,429
	Total Real Estate Investment Trust Common Stocks (cost $2,700,885,842)	3,411,589,176

Shares	Description (1)	Value

	COMMON STOCKS – 2.8%

	Hotels, Restaurants & Leisure – 2.6%

549,060	Hilton Worldwide Holdings Inc.	$43,463,590

242,528	Hyatt Hotels Corporation, Class A	18,711,035

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

239,206	Marriott International, Inc., Class A	$30,283,480
	Total Hotels, Restaurants & Leisure	92,458,105

	Real Estate Management & Development – 0.2%

650,467	Essential Properties Realty Trust Inc., (4)	8,807,323
	Total Common Stocks (cost $102,787,144)	101,265,428
	Total Long-Term Investments (cost $2,803,672,986)	3,512,854,604

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

293,351	First American Government Obligations Fund, Class X, (5)	1.806% (6)	$293,351
	Total Investments Purchased with Collateral from Securities Lending (cost $293,351)		293,351

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.4%

49,494,053	First American Treasury Obligations Fund, Class Z	1.754% (6)	$49,494,053
	Total Short-Term Investments (cost $49,494,053)		49,494,053
	Total Investments (cost $2,853,460,390) – 98.8%		3,562,642,008
	Other Assets Less Liabilities – 1.2%		42,039,190
	Net Assets – 100%		$3,604,681,198

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $285,784.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $446,176,132, $24,494,993, $1,981,827,846 and $2,803,672,986, respectively)	$525,655,912	$25,108,650	$1,976,462,936	$3,512,854,604
Short-term investments, at value (cost approximates value)	5,403,335	—	45,321,384	49,494,053
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	—	—	293,351
Cash	891,395	467,626	30,074	—
Cash collateral at brokers for investments in futures contracts(1)	—	—	335,000	—
Cash denominated in foreign currencies (cost $45,467, $10,686, $297,973 and $—, respectively)	45,407	10,699	298,321	—
Receivable for:
Dividends	1,453,858	108,442	8,127,490	12,534,304
Due from broker	—	—	—	660
Interest	270	—	10,914,515	93,164
Investments sold	12,734,064	1,083,634	27,911,970	72,310,901
Reclaims	495,013	10,708	151,023	49,563
Shares sold	618,728	—	3,594,928	4,122,585
Variation margin on futures contracts	—	—	5,961	—
Other assets	81,406	3,867	98,424	316,477
Total assets	547,379,388	26,793,626	2,073,252,026	3,652,069,662
Liabilities
Payable for:
Collateral from securities lending program	—	—	—	293,351
Dividends	—	300,795	822,932	4,728,793
Investments purchased	7,785,045	710,547	47,103,783	31,010,151
Shares redeemed	750,572	—	4,901,865	6,107,162
Variation margin on futures contracts	—	—	875	—
Accrued expenses:
Directors/Trustees fees	32,719	110	53,913	276,438
Management fees	352,524	5,915	1,224,026	2,453,882
12b-1 distribution and service fees	39,775	27	223,931	145,495
Other	531,394	35,335	956,732	2,373,192
Total liabilities	9,492,029	1,052,729	55,288,057	47,388,464
Net assets	$537,887,359	$25,740,897	$2,017,963,969	$3,604,681,198
Class A Shares
Net assets	$78,348,158	$25,736	$208,603,468	$426,649,041
Shares outstanding	7,340,389	1,250	9,037,173	21,276,242
Net asset value (“NAV”) per share	$10.67	$20.59	$23.08	$20.05
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.32	$21.85	$24.49	$21.27
Class C Shares
Net assets	$28,916,398	$25,730	$219,411,663	$56,591,785
Shares outstanding	2,740,643	1,250	9,500,955	2,907,304
NAV and offering price per share	$10.55	$20.58	$23.09	$19.47
Class R3 Shares
Net assets	$301,271	$—	$—	$30,794,815
Shares outstanding	27,815	—	—	1,511,089
NAV and offering price per share	$10.83	$—	$—	$20.38
Class R6 Shares
Net assets	$10,916,839	$25,661,674	$30,151,470	$352,085,171
Shares outstanding	1,023,376	1,246,250	1,300,780	17,103,754
NAV and offering price per share	$10.67	$20.59	$23.18	$20.59
Class I Shares
Net assets	$419,380,597	$27,757	$1,559,773,182	$2,738,537,340
Shares outstanding	39,388,445	1,348	67,576,305	134,387,803
NAV and offering price per share	$10.65	$20.59	$23.08	$20.38
Class T Shares(2)
Net assets	$24,096	$—	$24,186	$23,046
Shares outstanding	2,264	—	1,048	1,131
NAV per share	$10.64	$—	$23.08	$20.39
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$10.91	$—	$23.67	$20.91

See accompanying notes to financial statements.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Net assets consist of:
Capital paid-in	$456,808,242	$25,002,023	$2,068,509,439	$2,951,814,300
Undistributed (Over-distribution of) net investment income	6,125,165	(14,463)	(18,410,970)	(24,836,582)
Accumulated net realized gain (loss)	(4,517,637)	140,270	(26,541,669)	(31,481,916)
Net unrealized appreciation (depreciation)	79,471,589	613,067	(5,592,831)	709,185,396
Net assets	$537,887,359	$25,740,897	$2,017,963,969	$3,604,681,198
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts.

(2)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Investment Income
Dividends	$11,504,377	$401,670	$44,516,183	$48,564,361
Interest	34,126	—	20,728,884	420,480
Foreign tax withheld on dividend income	(865,874)	(39,922)	(1,939,189)	(56,193)
Securities lending income	—	—	—	2,812
Total investment income	10,672,629	361,748	63,305,878	48,931,460
Expenses
Management fees	2,551,561	65,252	7,342,154	14,475,078
12b-1 service fees – Class A Shares	102,107	18	267,480	517,803
12b-1 distribution and service fees – Class C Shares	143,199	72	1,140,426	285,372
12b-1 distribution and service fees – Class R3 Shares	827	—	—	78,390
12b-1 service fees – Class T Shares(1)	29	—	31	27
Shareholder servicing agent fees	227,484	5,944	835,014	2,529,152
Custodian fees	155,145	14,473	332,763	175,630
Directors/Trustees fees	6,032	220	24,558	39,985
Professional fees	44,620	17,173	52,375	96,928
Shareholder reporting expenses	14,965	951	322,391	355,313
Federal and state registration fees	52,482	3,126	88,222	68,984
Other	9,960	3,135	17,404	15,273
Total expenses before fee waiver/expense reimbursement	3,308,411	110,364	10,422,818	18,637,935
Fee waiver/expense reimbursement	(320,090)	(34,971)	—	—
Net expenses	2,988,321	75,393	10,422,818	18,637,935
Net investment income (loss)	7,684,308	286,355	52,883,060	30,293,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,665,471	140,270	(12,847,857)	(14,746,027)
Futures contracts	—	—	2,674,147	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,749,619)	613,067	(83,549,250)	(7,341,178)
Futures contracts	—	—	(305,573)	—
Net realized and unrealized gain (loss)	(24,084,148)	753,337	(94,028,533)	(22,087,205)
Net increase (decrease) in net assets from operations	$(16,399,840)	$1,039,692	$(41,145,473)	$8,206,320

(1)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Global Infrastructure		Global Real Estate Securities
	Six Months Ended 6/30/18	Year Ended 12/31/17	For the period March 20, 2018 (commencement of operations) through June 30, 2018
Operations
Net investment income (loss)	$7,684,308	$14,182,202	$286,355
Net realized gain (loss) from:
Investments and foreign currency	2,665,471	34,485,700	140,270
Futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,749,619)	55,311,953	613,067
Futures contracts	—	—	—
Net increase (decrease) in net assets from operations	(16,399,840)	103,979,855	1,039,692
Distributions to Shareholders
From net investment income:
Class A Shares	—	(1,786,862)	(285)
Class C Shares	—	(381,137)	(237)
Class R3 Shares	—	(5,403)	—
Class R6 Shares	—	(465,059)	(299,972)
Class I Shares	—	(10,725,425)	(324)
Class T Shares(1)	—	(530)	—
From accumulated net realized gains:
Class A Shares	—	(3,143,477)	—
Class C Shares	—	(1,055,878)	—
Class R3 Shares	—	(12,352)	—
Class R6 Shares	—	(689,041)	—
Class I Shares	—	(17,143,256)	—
Class T Shares(1)	—	(932)	—
Decrease in net assets from distributions to shareholders	—	(35,409,352)	(300,818)
Fund Share Transactions
Proceeds from sale of shares	80,098,232	402,437,948	25,002,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	24,729,268	23
	80,098,232	427,167,216	25,002,023
Cost of shares redeemed	(135,415,021)	(301,532,839)	—
Net increase (decrease) in net assets from Fund share transactions	(55,316,789)	125,634,377	25,002,023
Net increase (decrease) in net assets	(71,716,629)	194,204,880	25,740,897
Net assets at the beginning of period	609,603,988	415,399,108	—
Net assets at the end of period	$537,887,359	$609,603,988	$25,740,897
Undistributed (Over-distribution of) net investment income at the end of period	$6,125,165	$(1,559,143)	$(14,463)

(1)	Class T shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Real Asset Income		Real Estate Securities
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$52,883,060	$82,735,064	$30,293,525	$71,702,973
Net realized gain (loss) from:
Investments and foreign currency	(12,847,857)	22,133,762	(14,746,027)	509,608,165
Futures contracts	2,674,147	(1,474,938)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(83,549,250)	81,496,437	(7,341,178)	(357,541,933)
Futures contracts	(305,573)	164,232	—	—
Net increase (decrease) in net assets from operations	(41,145,473)	185,054,557	8,206,320	223,769,205
Distributions to Shareholders
From net investment income:(2)
Class A Shares	(5,490,155)	(11,889,954)	(4,994,881)	(8,821,795)
Class C Shares	(4,974,486)	(10,520,728)	(468,673)	(687,996)
Class R3 Shares	—	—	(337,853)	(604,809)
Class R6 Shares	(788,435)	(866,572)	(4,303,374)	(5,200,299)
Class I Shares	(42,263,540)	(75,567,965)	(35,745,836)	(62,520,427)
Class T Shares(1)	(623)	(868)	(267)	(302)
From accumulated net realized gains:
Class A Shares	—	—	—	(48,611,490)
Class C Shares	—	—	—	(7,546,887)
Class R3 Shares	—	—	—	(3,883,041)
Class R6 Shares	—	—	—	(28,246,190)
Class I Shares	—	—	—	(311,294,960)
Class T Shares(1)	—	—	—	(2,627)
Decrease in net assets from distributions to shareholders	(53,517,239)	(98,846,087)	(45,850,884)	(477,420,823)
Fund Share Transactions
Proceeds from sale of shares	346,713,437	1,113,449,576	546,964,548	1,001,907,714
Proceeds from shares issued to shareholders due to reinvestment of distributions	48,803,406	91,668,223	36,349,083	379,758,213
	395,516,843	1,205,117,799	583,313,631	1,381,665,927
Cost of shares redeemed	(386,639,742)	(458,636,990)	(727,741,092)	(1,968,091,405)
Net increase (decrease) in net assets from Fund share transactions	8,877,101	746,480,809	(144,427,461)	(586,425,478)
Net increase (decrease) in net assets	(85,785,611)	832,689,279	(182,072,025)	(840,077,096)
Net assets at the beginning of period	2,103,749,580	1,271,060,301	3,786,753,223	4,626,830,319
Net assets at the end of period	$2,017,963,969	$2,103,749,580	$3,604,681,198	$3,786,753,223
Undistributed (Over-distribution of) net investment income at the end of period	$(18,410,970)	$(17,776,791)	$(24,836,582)	$(9,279,223)

(1)	Class T shares are not available for public offering.

(2)

Represents distributions paid “from and in excess of net investment income” for Real Asset Income and Real Estate Securities for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to shareholders).

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
2018(h)	$10.93	$0.13	$(0.39)	$(0.26)	$—	$—	$—	$10.67
2017	9.69	0.22	1.66	1.88	(0.23)	(0.41)	(0.64)	10.93
2016	9.75	0.25	0.49	0.74	(0.30)	(0.50)	(0.80)	9.69
2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	(0.30)	9.75
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
Class C (11/08)
2018(h)	10.85	0.10	(0.40)	(0.30)	—	—	—	10.55
2017	9.62	0.14	1.65	1.79	(0.15)	(0.41)	(0.56)	10.85
2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	(0.72)	9.62
2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	(0.22)	9.69
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
Class R3 (11/08)
2018(h)	11.11	0.13	(0.41)	(0.28)	—	—	—	10.83
2017	9.85	0.20	1.68	1.88	(0.21)	(0.41)	(0.62)	11.11
2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	(0.78)	9.85
2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	(0.27)	9.90
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
Class R6 (6/16)
2018(h)	10.91	0.14	(0.38)	(0.24)	—	—	—	10.67
2017	9.65	0.27	1.66	1.93	(0.26)	(0.41)	(0.67)	10.91
2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	(0.85)	9.65
Class I (12/07)
2018(h)	10.89	0.15	(0.39)	(0.24)	—	—	—	10.65
2017	9.66	0.26	1.64	1.90	(0.26)	(0.41)	(0.67)	10.89
2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	(0.84)	9.66
2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	(0.32)	9.73
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
Class T (5/17)(f)
2018(h)	10.90	0.14	(0.40)	(0.26)	—	—	—	10.64
2017(g)	11.04	0.12	0.39	0.51	(0.24)	(0.41)	(0.65)	10.90

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.38)%	$78,348	1.33	%*	2.45	%*	1.22	%*	2.57	%*	86%
19.38	87,876	1.42		1.85		1.22		2.05		161
7.61	70,173	1.45		2.20		1.22		2.42		149
(6.89)	287,424	1.45		1.59		1.22		1.82		133
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166

(2.76)	28,916	2.08	*	1.75	*	1.97	*	1.86	*	86
18.55	29,227	2.17		1.11		1.97		1.31		161
6.71	22,868	2.21		1.30		1.97		1.53		149
(7.50)	22,307	2.20		0.83		1.97		1.05		133
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166

(2.52)	301	1.58	*	2.24	*	1.47	*	2.35	*	86
19.03	337	1.67		1.63		1.47		1.83		161
7.37	730	1.71		1.81		1.47		2.04		149
(7.10)	607	1.70		1.39		1.47		1.62		133
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166

(2.20)	10,917	1.00	*	2.47	*	0.89	*	2.57	*	86
19.95	19,575	1.02		2.24		0.80		2.46		161
(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

(2.20)	419,381	1.08	*	2.69	*	0.97	*	2.80	*	86
19.61	472,564	1.17		2.14		0.97		2.34		161
7.91	314,001	1.20		2.30		0.97		2.54		149
(6.67)	320,406	1.20		1.83		0.97		2.05		133
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166

(2.39)	24	1.34	*	2.49	*	1.22	*	2.60	*	86
4.58	25	1.44	*	1.55	*	1.22	*	1.76	*	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	Class T shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through December 31, 2017.
(h)	For the six months ended June 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Global Real Estate Securities

Selected data for a share oustanding througout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/18)
2018(e)	$20.00	$0.22	$0.60	$0.82	$(0.23)	$—	$(0.23)	$20.59
Class C (03/18)
2018(e)	20.00	0.17	0.60	0.77	(0.19)	—	(0.19)	20.58
Class R6 (03/18)
2018(e)	20.00	0.23	0.60	0.83	(0.24)	—	(0.24)	20.59
Class I (03/18)
2018(e)	20.00	0.23	0.60	0.83	(0.24)	—	(0.24)	20.59

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.09%	$26	1.77	%*	3.28	%*	1.30	%*	3.75	%*	48%

3.85	26	2.53	*	2.51	*	2.05	*	2.99	*	48

4.15	25,662	1.54	*	3.50	*	1.05	*	3.99	*	48

4.15	28	1.53	*	3.56	*	1.05	*	4.04	*	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period March 20, 2018 (commencement of operations) though June 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/11)
2018(h)	$24.14	$0.59	$(1.06)	$(0.47)	$(0.59)**	$—	$—	$(0.59)	$23.08
2017	22.76	1.11	1.59	2.70	(1.32)	—	—	(1.32)	24.14
2016	21.87	1.08	1.00	2.08	(1.12)	—	(0.07)	(1.19)	22.76
2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	—	(1.61)	22.01
Class C (9/11)
2018(h)	24.15	0.50	(1.05)	(0.55)	(0.51)**	—	—	(0.51)	23.09
2017	22.77	0.94	1.59	2.53	(1.15)	—	—	(1.15)	24.15
2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77
2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	—	(1.43)	22.01
Class R6 (6/16)
2018(h)	24.24	0.63	(1.06)	(0.43)	(0.63)**	—	—	(0.63)	23.18
2017	22.83	1.22	1.58	2.80	(1.39)	—	—	(1.39)	24.24
2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83
Class I (9/11)
2018(h)	24.14	0.62	(1.06)	(0.44)	(0.62)**	—	—	(0.62)	23.08
2017	22.76	1.18	1.58	2.76	(1.38)	—	—	(1.38)	24.14
2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76
2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	—	(1.66)	22.01
Class T (5/17)(f)
2018(h)	24.14	0.59	(1.06)	(0.47)	(0.59)**	—	—	(0.59)	23.08
2017(g)	23.86	0.58	0.53	1.11	(0.83)	—	—	(0.83)	24.14

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.88)%	$208,603	1.14	%*	5.06	%*	1.14	%*	5.06	%*	53%
12.07	225,282	1.15		4.64		1.15		4.64		84
9.60	234,495	1.18		4.72		1.16		4.74		89
(3.19)	161,064	1.18		4.68		1.16		4.69		82
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141

(2.25)	219,412	1.89	*	4.31	*	1.89	*	4.31	*	53
11.25	241,844	1.90		3.94		1.90		3.94		84
8.74	182,744	1.93		3.97		1.91		3.99		89
(3.88)	129,301	1.92		3.99		1.91		4.01		82
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141

(1.77)	30,151	0.81	*	5.44	*	0.81	*	5.44	*	53
12.47	29,332	0.81		5.10		0.81		5.10		84
(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

(1.75)	1,559,773	0.89	*	5.33	*	0.89	*	5.33	*	53
12.35	1,607,267	0.90		4.96		0.90		4.96		84
9.82	846,584	0.93		4.98		0.91		5.00		89
(2.90)	555,149	0.93		4.97		0.91		4.98		82
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141

(1.88)	24	1.14	*	5.08	*	1.14	*	5.08	*	53
4.68	25	1.16	*	4.09	*	1.16	*	4.09	*	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	Class T shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through December 31, 2017.
(h)	For the six months ended June 30, 2018.
*	Annualized.
**

Represents distributions paid “from and in excess of net investment income” for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
2018(g)	$20.23	$0.14	$(0.09)	$0.05	$(0.23)**	$—	$—	$(0.23)	$20.05
2017	21.75	0.32	0.85	1.17	(0.37)	(2.32)	—	(2.69)	20.23
2016	22.66	0.31	1.14	1.45	(0.31)	(2.05)	—	(2.36)	21.75
2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	—	(1.83)	22.66
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
Class C (2/00)
2018(g)	19.63	0.06	(0.06)	—	(0.16)**	—	—	(0.16)	19.47
2017	21.18	0.15	0.82	0.97	(0.20)	(2.32)	—	(2.52)	19.63
2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	—	(2.17)	21.18
2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	—	(1.64)	22.11
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
Class R3 (9/01)
2018(g)	20.56	0.12	(0.09)	0.03	(0.21)**	—	—	(0.21)	20.38
2017	22.08	0.27	0.85	1.12	(0.32)	(2.32)	—	(2.64)	20.56
2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	—	(2.34)	22.08
2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	—	(1.78)	23.00
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
Class R6 (4/13)
2018(g)	20.75	0.20	(0.10)	0.10	(0.26)**	—	—	(0.26)	20.59
2017	22.23	0.46	0.82	1.28	(0.44)	(2.32)	—	(2.76)	20.75
2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	—	(2.43)	22.23
2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	—	(1.90)	23.07
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(c)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
2018(g)	20.55	0.17	(0.08)	0.09	(0.26)**	—	—	(0.26)	20.38
2017	22.07	0.40	0.84	1.24	(0.44)	(2.32)	—	(2.76)	20.55
2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	—	(2.43)	22.07
2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	—	(1.90)	22.97
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
Class T (5/17)(e)
2018(g)	20.56	0.15	(0.08)	0.07	(0.24)**	—	—	(0.24)	20.39
2017(f)	22.11	0.19	0.85	1.04	(0.27)	(2.32)	—	(2.59)	20.56

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.30%	$426,649	1.28	%*	1.50	%*	67%
5.34	459,034	1.29		1.47		131
6.58	679,318	1.30		1.32		139
3.22	690,025	1.30		1.37		104
30.94	751,098	1.30		1.44		89
1.04	634,978	1.25		1.25		89

(0.04)	56,592	2.03	*	0.69	*	67
4.59	66,953	2.04		0.71		131
5.76	89,123	2.05		0.55		139
2.45	93,499	2.05		0.65		104
29.99	91,172	2.05		0.69		89
0.25	72,172	2.00		0.56		89

0.20	30,795	1.53	*	1.25	*	67
5.08	36,829	1.54		1.23		131
6.31	53,413	1.55		1.11		139
2.95	57,416	1.55		1.06		104
30.66	68,569	1.55		1.22		89
0.75	59,238	1.50		1.02		89

0.55	352,085	0.88	*	2.07	*	67
5.78	277,978	0.87		2.04		131
7.05	307,921	0.87		1.83		139
3.60	254,414	0.87		1.80		104
31.51	250,116	0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	89

0.49	2,738,537	1.03	*	1.77	*	67
5.61	2,945,935	1.04		1.78		131
6.79	3,497,055	1.05		1.61		139
3.48	3,666,093	1.05		1.58		104
31.28	4,085,270	1.05		1.75		89
1.32	3,105,950	1.00		1.56		89

0.32	23	1.28	*	1.55	*	67
4.67	23	1.28	*	1.48	*	131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	Class T shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through December 31, 2017.
(g)	For the six months ended June 30, 2018.
*	Annualized.
**

Represents distributions paid “from and in excess of net investment income” for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Global Real Estate Securities’ investment objective is to seek long-term capital appreciation with a secondary objective to provide current income. Real Asset Income’s investment objective is to seek a high level of current income with a secondary objective to seek capital appreciation. Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Real Estate Securities	Real Asset Income
Outstanding when-issued/delayed delivery purchase commitments	$311,276	$31,809,658

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”)

interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Global Real Estate Securities and Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and the Fund’s shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by Real Asset Income and Real Estate Securities during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual

77

Notes to Financial Statements (Unaudited) (continued)

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$252,404,703	$251,536,147	**	$—	$503,940,850
Real Estate Investment Trust Common Stocks	13,663,193	5,391,007	**	—	19,054,200
Investment Companies	2,660,862	—		—	2,660,862
Short-Term Investments:
Repurchase Agreements	—	5,403,335		—	5,403,335
Total	$268,728,758	$262,330,489		$—	$531,059,247

Global Real Estate Securities
Long-Term Investments*
Real Estate Investment Trust Common Stocks	$13,430,424	$5,042,330	**	$—	$18,472,754
Common Stocks	973,903	5,661,993	**	—	6,635,896
Total	$14,404,327	$10,704,323		$—	$25,108,650

Real Asset Income
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$330,761,809	$135,935,856	**	$—	$466,697,665
$25 Par (or similar) Retail Preferred	351,480,853	9,013,069	**	—	360,493,922
Common Stocks	133,853,444	211,025,737	**	—	344,879,181
$1,000 Par (or similar) Institutional Preferred	—	334,474,067		—	334,474,067
Corporate Bonds	—	292,738,156		—	292,738,156
Convertible Preferred Securities	83,263,190	—		—	83,263,190
Variable Rate Senior Loan Interests	—	54,546,273		—	54,546,273
Convertible Bonds	—	17,662,102		—	17,662,102
Investment Companies	17,035,378	—		—	17,035,378
Sovereign Debt	—	4,673,002		—	4,673,002
Short-Term Investments:
Repurchase Agreements	—	45,321,384		—	45,321,384
Investments in Derivatives:
Futures Contracts***	(171,939)	—		—	(171,939)
Total	$916,222,735	$1,105,389,646		$—	$2,021,612,381

79

Notes to Financial Statements (Unaudited) (continued)

Real Estate Securities	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$3,395,767,949	$15,821,227	**	$—	$3,411,589,176
Common Stocks	101,265,428	—		—	101,265,428
Investments Purchased with Collateral from Securities Lending	293,351	—		—	293,351
Short-Term Investments:
Money Market Funds	49,494,053	—		—	49,494,053
Total	$3,546,820,781	$15,821,227		$—	$3,562,642,008
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the current fiscal period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Global Infrastructure
Common Stocks	$2,274,571	$(18,346,676)	$18,346,676	$(2,274,571)	$—	$—
Real Estate Investment Trust Common Stocks	—	(5,391,007)	5,391,007	—	—	—
Real Asset Income
Common Stocks	$5,821,332	$(38,782,653)	$38,782,653	$(5,821,332)	$—	$—
Real Estate Investment Trust Common Stocks	7,319,146	(111,451,568)	111,451,568	(7,319,146)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$54,364,145	10.1%
France	53,985,425	10.0
Australia	52,869,402	9.8
Spain	43,601,794	8.1
Italy	34,535,705	6.4
Switzerland	11,792,630	2.2
New Zealand	11,705,303	2.2
Germany	11,462,529	2.1
Singapore	10,536,557	2.0
China	10,367,789	1.9
Other	39,974,625	7.5
Total non-U.S. securities	$335,195,904	62.3%

Global Real Estate Securities
Country:
Japan	$2,875,304	11.2%
Hong Kong	1,689,387	6.6
Germany	1,429,337	5.6
United Kingdom	1,138,532	4.4
Canada	1,041,053	4.0
Australia	947,968	3.7
France	897,396	3.5
Singapore	866,321	3.4
Spain	523,474	2.0
Sweden	513,206	2.0
Other	1,119,354	4.2
Total non-U.S. securities	$13,041,332	50.6%

Real Asset Income
Country:
Canada	$288,764,180	14.3%
Singapore	104,971,485	5.2
Australia	66,279,914	3.3
Italy	60,769,628	3.0
United Kingdom	48,571,143	2.4
France	46,859,019	2.3
Hong Kong	38,429,060	1.9
Germany	25,427,441	1.3
New Zealand	22,583,067	1.1
Mexico	22,518,769	1.1
Other	146,987,656	7.3
Total non-U.S. securities	$872,161,362	43.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of

81

Notes to Financial Statements (Unaudited) (continued)

investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Fund. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Fund, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	Real Estate Investment Trust Common Stocks	$285,784	$(285,784)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$5,403,335	$(5,403,335)	$—
Real Asset Income	Fixed Income Clearing Corporation	45,321,384	(45,321,384)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities.

Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$48,978,817
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(128,275)	Payable for variation margin on futures contracts*	$(43,664)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$2,674,147	$(305,573)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

83

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/18		Year Ended 12/31/17
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	629,142	$6,692,096	3,595,000	$38,217,726
Class C	333,956	3,528,249	664,302	7,050,982
Class R3	3,118	33,599	9,860	108,340
Class R6	475,175	5,135,236	1,623,109	18,478,636
Class I	6,063,020	64,709,052	32,082,878	338,557,067
Class T(1)	—	—	2,282	25,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	438,813	4,859,812
Class C	—	—	125,183	1,371,545
Class R3	—	—	1,456	16,357
Class R6	—	—	50,077	553,639
Class I	—	—	1,622,904	17,927,915
Class T(1)	—	—	—	—
	7,504,411	80,098,232	40,215,864	427,167,216
Shares redeemed:
Class A	(1,325,698)	(14,090,623)	(3,235,955)	(34,311,779)
Class C	(287,397)	(3,015,421)	(471,470)	(5,087,735)
Class R3	(5,645)	(60,584)	(55,111)	(614,421)
Class R6	(1,246,467)	(12,726,188)	(668,553)	(7,680,340)
Class I	(10,053,912)	(105,522,205)	(22,835,259)	(253,838,367)
Class T(1)	—	—	(18)	(197)
	(12,919,119)	(135,415,021)	(27,266,366)	(301,532,839)
Net increase (decrease)	(5,414,708)	$(55,316,789)	12,949,498	$125,634,377

	For the Period 3/20/18 (commencement of operations) through 6/30/18
Global Real Estate Securities	Shares	Amount
Shares sold
Class A	1,250	$25,000
Class C	1,250	25,000
Class R6	1,246,250	24,925,000
Class I	1,347	27,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	1	23
	1,250,098	25,002,023
Net increase (decrease)	1,250,098	$25,002,023
(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

	Six Months Ended 6/30/18		Year Ended 12/31/17
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,287,896	$30,243,347	4,677,501	$111,327,706
Class C	779,764	18,312,153	3,451,220	82,256,778
Class R6	125,867	2,945,272	932,501	22,734,475
Class I	12,588,465	295,212,665	37,739,689	897,105,617
Class T(1)	—	—	1,048	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	229,090	5,325,166	473,514	11,334,244
Class C	202,486	4,708,574	412,875	9,903,488
Class R6	33,794	788,421	35,003	845,591
Class I	1,634,075	37,981,245	2,898,758	69,584,900
Class T(1)	—	—	—	—
	16,881,437	395,516,843	50,622,109	1,205,117,799
Shares redeemed:
Class A	(1,811,292)	(42,263,363)	(6,122,375)	(143,220,328)
Class C	(1,495,114)	(34,851,661)	(1,874,744)	(44,760,396)
Class R6	(69,186)	(1,609,979)	(74,235)	(1,790,849)
Class I	(13,221,636)	(307,914,739)	(11,255,741)	(268,865,417)
Class T(1)	—	—	—	—
	(16,597,228)	(386,639,742)	(19,327,095)	(458,636,990)
Net increase (decrease)	284,209	$8,877,101	31,295,014	$746,480,809

	Six Months Ended 6/30/18		Year Ended 12/31/17
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,685,463	$51,081,282	5,063,726	$111,156,037
Class C	101,701	1,887,822	296,401	6,228,404
Class R3	159,165	3,046,188	345,421	7,659,454
Class R6	5,696,913	112,023,471	6,715,414	151,304,995
Class I	19,766,713	378,925,785	32,715,930	725,533,824
Class T(1)	—	—	1,131	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	249,808	4,833,324	2,688,307	55,710,371
Class C	20,156	378,483	324,131	6,492,768
Class R3	16,677	327,610	204,617	4,304,565
Class R6	198,886	3,958,162	1,450,973	30,795,964
Class I	1,366,200	26,851,504	13,410,267	282,454,545
Class T(1)	—	—	—	—
	30,261,682	583,313,631	63,216,318	1,381,665,927
Shares redeemed:
Class A	(4,353,842)	(82,256,426)	(16,283,116)	(357,528,372)
Class C	(624,453)	(11,485,572)	(1,418,459)	(30,111,161)
Class R3	(456,392)	(8,843,601)	(1,177,970)	(26,240,078)
Class R6	(2,190,704)	(42,913,173)	(8,621,916)	(192,533,611)
Class I	(30,073,516)	(582,242,320)	(61,224,634)	(1,361,678,183)
Class T(1)	—	—	—	—
	(37,698,907)	(727,741,092)	(88,726,095)	(1,968,091,405)
Net increase (decrease)	(7,437,225)	$(144,427,461)	(25,509,777)	$(586,425,478)
(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

85

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$482,595,404	$36,176,669	$1,084,646,427	$2,337,151,896
Sales and maturities	529,161,015	11,837,221	1,075,946,772	2,499,361,558

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Tax cost of investments	$467,987,653	$24,494,993	$2,055,039,311	$2,934,576,133
Gross unrealized:
Appreciation	$88,090,629	$956,301	$57,696,534	$710,407,901
Depreciation	(25,019,035)	(342,644)	(90,951,525)	(82,342,026)
Net unrealized appreciation (depreciation) of investments	$63,071,594	$613,657	$(33,254,991)	$628,065,875
				Real Asset Income
Tax cost of futures contracts				(171,939)
Net unrealized appreciation (depreciation) of futures contracts				—

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, foreign currency transactions, tax equalization, bond premium amortization adjustments, investments in passive foreign investment companies, investments in partnerships and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2017, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Paid-in surplus	$4,060,374	$187,508	$35,346,060
Undistributed (Over-distribution of) net investment income	(1,735,969)	1,076,392	47,406
Accumulated net realized gain (loss)	(2,324,405)	(1,263,900)	(35,393,466)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$7,048,343	$1,694,069	$8,923,279
Undistributed net long-term capital gains	495,251	—	46,412,444
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$30,170,112	$98,846,087	$192,423,771
Distributions from net long-term capital gains	6,372,115	—	284,997,052
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Capital losses to be carried forward – not subject to expiration	$7,272,367

During the Funds’ last tax year ended December 31, 2017, Real Asset Income utilized $20,765,202 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

87

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1697%
Global Real Estate Securities	0.1591
Real Asset Income	0.1591
Real Estate Securities	0.1854

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%	July 31, 2020
Global Real Estate Securities	1.09	July 31, 2021
Real Asset Income	0.95	July 31, 2020

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected	$122,758	$—	$463,604	$44,458
Paid to financial intermediaries	107,648	—	413,108	39,110

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances	$29,655	$—	$226,144	$17,578

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained	$26,745	$65	$311,959	$17,424

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained	$2,393	$—	$27,877	$2,211

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Class T Shares	2,264	1,048	1,131

As of the end of the reporting period, TIAA owned shares of the following Fund:

Global Real Estate Securities
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities.

89

Notes to Financial Statements (Unaudited) (continued)

ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Borrowing Arrangements

On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Share Classes and Sales Charges

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

* For Nuveen Real Estate Securities Fund only.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index TR (Total Return) (old benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index NR (Net Return) (new benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Real Asset Income Blend (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

S&P Global Infrastructure Index TR (Total Return) (old benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

S&P Global Infrastructure Index NR (Net Return) (new benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees or Directors (as applicable) of each Fund (the “Board,” and each Trustee or Director, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, that Fund’s advisory agreements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Nuveen Real Asset Income Fund (the “Real Asset Income Fund”) and the Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund”) is set forth in Part I below. The advisory arrangements for the Nuveen Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the Global Real Estate Securities Fund is set forth in Part II below.

I.

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board approved, for the Global Infrastructure Fund, the Real Asset Income Fund and the Real Estate Securities Fund (for purposes of this Part I, each, a “Fund”), the renewal of the management agreement (for purposes of this Part I, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Global Infrastructure Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods and ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Real Asset Income Fund, the Board noted that although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period and ranked in the third quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Real Estate Securities Fund, the Board noted that although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period and ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the Real Asset Income Fund) identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that (a) the Global Infrastructure Fund had a net management fee and a net expense ratio below its peer averages; (b) the Real Estate Securities Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average; and (c) the Real Asset Income Fund had a net management fee higher than its peer average, but a net expense ratio slightly higher than its peer average. With respect to the Real Asset Income Fund, the Independent Board Members noted that such Fund’s net expense ratio was slightly higher than the peer average due to, among other things, the smaller size of such Fund compared to peers in the Peer Group.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense caps applicable to the Global Infrastructure Fund and the Real Asset Income Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Global Real Estate Securities Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on February 27-March 1, 2018 (for purposes of this Part II, the “Meeting”), were asked to approve the advisory arrangements for the Global Real Estate Securities Fund (for purposes of this Part II, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized the myriad of services that the Adviser and its affiliates provide to manage and operate the Nuveen funds, including: (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications, and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies, and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. In this regard, the Independent Board Members were provided with performance-related data relating to the Nuveen Real Estate Securities Fund, including one-year, three-year, five-year and ten-year returns as of December 31, 2017, and calendar year returns for the years 2008 through 2017.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.

In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board has noted that unlike the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board has also previously reviewed the average fee rate for certain strategies offered by the Sub-Adviser. Further, the Board has recognized the inherent differences between the Nuveen funds and the other types of clients and has considered information regarding these various differences which have included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations and applicable laws and regulations. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and the Nuveen funds. In general, the Board has noted that higher fee levels have reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing.

The Board has also recognized the breadth of services the Adviser provides to support the Nuveen funds and has noted that many of the administrative services that the Adviser was expected to provide to support the Fund may not be required to the same extent or at all for the institutional clients or other clients. The Board has further recognized that the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee to be paid by the Adviser to the Sub-Adviser would generally be for portfolio management services.

Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds. In considering profitability, the Independent Board Members have considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members have evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members have recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members have further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, have helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, have noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board has noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves.

In addition to the Adviser’s profitability, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s levels of profitability were acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several ways a Fund Adviser may share the benefits of economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund level fee component declines as the assets of a particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs, which are subject to a unitary fee) in the Nuveen complex combined grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for the Fund, taking into account the fund-level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.

In addition, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions would be allocated by the Sub-Adviser and have noted at the Meeting and/or at prior meetings that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FREGIF-0618D 569744-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: September 6, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 6, 2018